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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07986

The Alger Institutional Funds
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

ALGER

THE ALGER INSTITUTIONAL FUNDS

ANNUAL REPORT

OCTOBER 31, 2018

Table of Contents

The Alger Institutional Funds

Shareholders’ Letter (Unaudited)	1
Fund Highlights (Unaudited)	12
Portfolio Summary (Unaudited)	20
Schedules of Investments	21
Statements of Assets and Liabilities	37
Statements of Operations	41
Statements of Changes in Net Assets	43
Financial Highlights	47
Notes to Financial Statements	62
Report of Independent Registered Public Accounting Firm	88
Additional Information (Unaudited)	90

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Shareholders’ Letter (Unaudited)	October 31, 2018

Dear Shareholders,

Investors Grow Cautious Despite Strong Corporate Fundamentals

Volatility during the final weeks of the 12-month reporting period ended October 31, 2018, illustrated investors’ increased focus on climbing interest rates, growing global trade tension and expectations of moderating earnings growth. In the process, investors shifted their focus from strong corporate fundamentals and a vibrant U.S. economy that has continued to surprise to the upside in terms of both revenues and earnings during another strong earnings season in the third quarter of 2018. The rapidity of this market selloff reminds us at Alger of past “bouts of doubt” that in recent years have proven to be excellent buying opportunities in U.S. equities.

With that in mind, I provide the following perspective on recent market volatility and I suggest that investors may be well served by taking a long-term approach to equities.

•                  First, we maintain that corporate earnings and economic growth can potentially support equity markets in the near term despite ongoing concerns regarding interest rates, trade tension and earnings growth. It is important to note that both the level of earnings and cash flow from U.S. companies continue to be impressive. The growth rates of earnings and cash flow clearly and even mechanically had to slow from the one-time boost in 2018 caused by the change in corporate tax rates versus 2017. However, these growth rates will not, in our view, be a sign of impending recession in 2019. By historical standards, 2018’s third quarter earnings and revenues growth (e.g., in the S&P 500 constituents) was, in fact, very impressive.

•                  As of the end of the reporting period, S&P 500 third quarter earnings increased 24.9%, which is the second fastest growth rate since the third quarter of 2010 and only slightly below the 25.2% growth rate of the second quarter of this year, according to FactSet Research. Analysts are projecting a 15.0% earnings growth rate for the final three months of 2018 and a 9.4% rate for calendar year 2019.

•                  While some signs of weakness appeared, often related to trade tensions and slow growth in other regions of the world, they were in many cases confined to specific industries. Innovation in the U.S. remains high and the growth drivers of the continuing digital and internet revolution, medical advances and breakthroughs to meet the demands of our large and aging population, as well as other trends in our society, are likely to continue to support an extended economic expansion into 2019.

•                  Another concern for many investors is that rising interest rates could curtail economic growth and hurt equity valuations. The U.S. economy, however, has been shrugging off higher interest rates and showing signs of continued strength such as a healthy labor market and GDP growth that increased to 3.5% on an annualized basis during the third quarter. By some estimates, the U.S. economy is expected to grow 3.0% this year, its strongest showing since 2005. We also believe that current equity valuations can potentially withstand higher interest rates. The earnings per share (EPS) yields of market benchmarks, such as the S&P 500, have historically been comparable to Treasury bonds. As Treasury yields change, equity valuations may also change to maintain an EPS yield that is comparable to that of bonds. As of the end of October, however, the S&P 500 EPS yield was approximately 300 basis points higher than that of Treasury bonds, which implies equity valuations may not be significantly impacted when interest rates increase. In sum, while the Fed is tightening, U.S. real interest rates are still very supportive of continued growth. Globally, the interest rate picture remains highly stimulative and “easy” as real rates, or interest rates minus inflation, in Europe, the United Kingdom and Japan are below 0%. China, meanwhile, is providing monetary stimulus. We also note that equity markets have traditionally generated gains as the Fed raises rates, as illustrated by tightening cycles starting in 1994, 1999 and 2004.

•                  Finally, we address the “time” element. In the view of some, because the U.S. economy has expanded for 10 years since 2009, it is simply too “old” a bull market to persist. From a fundamental perspective, the real question is not “time” but whether the economy has grown too much, i.e., whether economic output has reached levels that are unsustainable. The current period of expansion has generated cumulative economic growth of only 18% but various past economic recoveries of comparable length have advanced beyond 30% and some even above 50%. Viewed from that perspective, the current economic recovery likely still has a bright future. Recoveries have also been increasing in length, a result of improved inventory management, fiscal and monetary intervention and structural changes in the economy. (See chart below).

•                  Assuming the S&P 500 Index’s price-to-earnings ratio (P/E) based on forward earnings estimates remains constant next year and earnings for 2020 are expected to increase at a mid-to-upper single digit rate, the index price would increase by approximately the same amount. The potential price increase combined with the index’s 2% dividend yield would then result in a return in the upper single digit range. Most importantly, we believe that, as a result of the October selloff, the S&P 500’s P/E multiple of 15.7 has corrected more than is appropriate for the fundamental outlook. This P/E is currently at the long-term historical average for the S&P 500, yet we note many positive potential events including positive resolution of the trade tensions between the U.S. and China, improvement in European economies, Brexit becoming an economic “non-event” rather than the “catastrophe” some pundits predict, which is beginning to remind us of the “Y2K” doomsday predictions, and of course continuing U.S. growth, especially from a much strengthened yet still cautious U.S. consumer. If the P/E were to increase even to the level that existed at the end of the third quarter of 2018, the market return would be in the mid-teens.

•                  We acknowledge that the issues that have driven volatility may strengthen and drive additional market declines in the near future. We note that some of the rapid selling in October appears to have been driven by quantitative trading and also the closure of hedge funds with poor performance. We see this trend continuing into November and perhaps year-end. However, we believe that, as in the past, the best long-term investment strategy is to approach such market volatility, if it continues to the downside, as an opportunity to add to or initiate new investments in high quality growth companies, especially those that are either innovation or disruption leaders in their industries or have proven management with durable business models that have established their resiliency in past cycles. We strongly advise against “timing the market” by attempting to sell out near term and buy back in “when it’s all clear.” Time and time again academic research and common knowledge have shown that investors are very poor at making two such dramatic decisions. Investors who sold out in 2008, by and large, did not get back into the market in February 2009. But that was the ideal buying opportunity of the last decade. We have talked to countless investors who, up until September 30th of this year, bemoaned that they had “missed” the many opportunities to buy the leading growth stocks of this time, e.g., the “FAANG” stocks. We are specifically not advising that today is the time to buy any individual member of that group (or the many other stocks our Alger team identifies as high quality growth franchises). However, we firmly believe the recent selloff has likely already created a buying opportunity in these types of companies if one holds the long-term view and, whatever further short-term volatility or decline may occur, one holds through the cycle to the next leg of growth for these companies and the market.

Earnings, Markets and Optimism

Strong corporate earnings, record high levels of innovation and optimism about U.S. tax reform supported equities during the first 11 months of the reporting period, during which the S&P 500 Index generated an impressive 15.22% gain. Optimism, however, quickly plummeted in October when the 10-year Treasury bond yield reached 3.23%, its highest level since early 2011. For the reasons we’ve reviewed above, a broad selloff in equities occurred with the S&P 500 declining 9.27% from October 1 to October 29.

Growth Equities Dominate

Despite exhibiting weakness in October, growth stocks outperformed during the reporting period with the Russell 1000 Growth Index’s 10.71% return exceeding the benchmark’s value-focused counterpart by 7.67 percentage points. The broad market also performed strongly as depicted by the 7.35% return of the S&P 500 Index. Looking beyond the U.S., the MSCI ACWI ex USA Index declined 7.80% and the MSCI Emerging Markets Index declined 12.19% as investors grew increasingly concerned about trade conflicts while global economic growth appeared to be slowing.

Looking Ahead

As the economic recovery continues, we urge investors to focus on the long-term outlook for the U.S. economy and the world, and on a long-term strategy for investing. In closing, we remain optimistic regarding the outlook for equities, although we acknowledge that additional declines may occur in the near future. Our firm was started in 1964 and we have considerable experience in dealing with different phases of economic cycles. We believe that investing in high quality innovative companies with attractive products and maintaining a long-term, patient approach is the best way to weather the ebb and flow of economic cycles.

Portfolio Matters

Alger Capital Appreciation Institutional Fund

The Alger Capital Appreciation Institutional Fund returned 8.46% for the fiscal year ended October 31, 2018, compared to the 10.71% return of the Russell 1000 Growth Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Consumer Staples. The Health Care and Financials sectors provided the largest contributions to relative performance.

Amazon.com, Inc.; Microsoft Corp.; Apple, Inc.; Visa, Inc., Cl. A; and UnitedHealth Group, Inc. were the top contributors to performance. Shares of Amazon.com performed strongly in response to the company continuing to take market share from brick and mortar retailers. Strong growth of the company’s web hosting and digital advertising services also supported the performance of Amazon.com shares.

Detractors from Performance

Consumer Staples and Information Technology were among the sectors that detracted from relative performance. Regarding individual positions, Applied Materials, Inc.; Facebook, Inc., Cl. A; Alibaba Group Holding Ltd.; Broadcom, Inc.; and Vulcan Materials Co. were among the top detractors from performance. Facebook’s social network that bears the company’s name is one of the world’s largest social networks. Facebook also owns the Instagram social network and WhatsApp, a messaging service. We are excited about the growth of user activity within Instagram and WhatsApp. Facebook is also benefiting from the growth of digital marketing and it continues to take advertising market share from print, radio and

TV mediums because the company’s platforms provide robust returns on spending for advertisers. Facebook shares underperformed because investors became concerned about weakening consumer engagement at the company’s Facebook property and increasing operating costs associated with improving data privacy and content quality.

Alger Focus Equity Fund

The Alger Focus Equity Fund returned 11.50% for the fiscal year ended October 31, 2018, compared to the 10.71% return of the Russell 1000 Growth Index. Prior to October 15, 2018, the Fund followed its current investment strategy, with the same portfolio managers, under the name “Alger Capital Appreciation Focus Fund.”

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Financials and the largest underweight was Consumer Staples. The Health Care and Financials sectors provided the greatest contributions to relative performance. Regarding individual positions, Amazon. com, Inc.; Microsoft Corp.; Apple, Inc.; salesforce.com, Inc.; and Visa, Inc., Cl A were the top contributors to performance. Shares of Amazon outperformed in response to developments identified in the Alger Capital Appreciation Institutional Fund discussion.

Detractors from Performance

The Consumer Staples and Real Estate sectors were among the sectors that detracted from results. Regarding individual positions, Applied Materials, Inc.; Alibaba Group Holding Ltd. Sponsored ADR; Facebook, Inc. Cl. A; Broadcom, Inc.; and Equinix, Inc. were the top detractors from performance. Shares of Facebook underperformed in response to developments identified in the Alger Capital Appreciation Institutional Fund discussion.

Alger Mid Cap Growth Institutional Fund

The Alger Mid Cap Growth Institutional Fund returned 5.44% for the fiscal year ended October 31, 2018, compared to the 6.14% return of the Russell Midcap Growth Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Information Technology and Health Care. The largest sector overweight was Health Care and the largest sector underweight was Information Technology. The Health Care and Financials sectors provided the greatest contributions to relative performance.

Among individual holdings, ABIOMED, Inc.; Sarepta Therapeutics, Inc.; Tandem Diabetes Care, Inc.; Burlington Stores, Inc.; and DexCom, Inc. were among the top contributors to performance. ABIOMED develops and manufactures devices that assist or replace the pumping function of a failing heart. ABIOMED’s major product line is the Impella platform, which consists of heart pumps that are inserted with catheters. The pumps can be used to assist weakened hearts during the repair of coronary artery blockages and in the event of cardiogenic shock, which occurs when organs begin to fail due to the heart’s inability to pump blood. Adoption of ABIOMED’s Impella products has continued to grow and we believe the platform is becoming a new standard of care. The company also has potential for expanding its addressable market with new product launches and by expanding across adjacent patient populations. ABIOMED shares have performed strongly in response to the company’s margin expansion in the midst of aggressively investing in growth opportunities.

Detractors from Performance

The Information Technology and Consumer Staples sectors were among the sectors that detracted from results. Among individual positions, TESARO, Inc.; Clovis Oncology, Inc.; Lam Research Corp.; Microchip Technology, Inc.; and Coherent, Inc. were the biggest detractors from performance. TESARO is a biopharmaceutical company dedicated to improving the lives of cancer patients by developing and providing safer and more effective therapeutics and supportive care products. The company’s shares detracted from performance due to diminishing sales expectations for its Zejula product, which is used for treating various forms of recurrent fallopian tube and ovarian cancers that haven’t responded to other forms of treatments.

Alger Small Cap Growth Institutional Fund

The Alger Small Cap Growth Institutional Fund returned 12.96% for the fiscal year ended October 31, 2018, compared to the 4.13% return of the Russell 2000 Growth Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Health Care and Information Technology. The largest sector overweight was Health Care and the largest underweight was Industrials. The Health Care and Consumer Discretionary sectors provided the greatest contributions to relative performance. Among individual positions, ABIOMED, Inc.; Quidel Corp.; Inogen, Inc.; Veeva Systems, Inc., Cl A; and Abaxis, Inc. were the largest contributors to performance. Shares of ABIOMED outperformed in response to developments described in the Alger Mid Cap Growth Institutional Fund discussion.

Detractors from Performance

The Financials and Consumer Staples sectors were among the sectors that detracted from results. Among individual positions, Intarcia Therapeutics, Inc., Series DD; LendingClub Corp.; Cognex Corp; WageWorks, Inc.; and Blackbaud, Inc. were the biggest detractors from performance. Cognex Corp. is a leader in machine vision technology that captures and analyzes visual information to automate and improve manufacturing and associated processes. Among other functions, manufacturers use Cognex technology to locate, track, identify, and inspect items in the production process. Cognex shares underperformed in large part due to the company’s exposure to Apple and the slowdown in iPhone sales and sales of other smartphones, particularly as it pertains to phones with organic light-emitting diode (OLED) display screens. However, we believe Cognex is benefiting from a number of secular trends including ongoing warehouse and factory automation and increasing machine vision penetration across a number of industries, including logistics, which is helping offset the adverse impacts of recent weakness in consumer electronics.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, Inc.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Fund returns represent the fiscal 12-month period return of Class I shares.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedules of Investments for each fund that is included in this report for a complete list of fund holdings as of October 31, 2018. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the 12-month period ended October 31, 2018.

Risk Disclosures

Alger Capital Appreciation Institutional Fund

Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if the Fund had not borrowed.

Alger Focus Equity Fund

Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. Investing in companies of all capitalizations involve the risk that smaller issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The Fund may have a more concentrated portfolio than other funds, so it may be more vulnerable to changes in the market value of a single issuer and may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a fund that has a more diversified portfolio. Active trading of portfolio securities may incur increased transaction costs and brokerage commissions, and potentially increase taxes that a shareholder may pay, which can lower the actual return on an investment.

Alger Mid Cap Growth Institutional Fund

Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. The Fund may have a significant portion of its assets invested in securities of healthcare companies, which may be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences, and may be more volatile than the securities of other companies. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions. Active trading of portfolio securities may incur increased transaction costs and brokerage commissions, and potentially increase taxes that a shareholder may pay, which can lower the actual return on an investment.

Alger Small Cap Growth Institutional Fund

Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. The Fund may have a significant portion of its assets invested in securities of healthcare companies, which may be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences, and may be more volatile than the securities of other companies. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions.

For a more detailed discussion of the risks associated with a fund, please see the Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses.

For a prospectus or a summary prospectus containing this and other information about The Alger Institutional Funds call us at (800) 992-3863 or visit us at www.alger. com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•                  S&P 500 Index: An index of large company stocks considered to be representative of the U.S. stock market.

•                  Russell 1000 Growth Index: unmanaged index designed to measure the performance of the largest 1000 capitalization companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•                  Russell 1000 Value Index: An index of common stocks designed to measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values.

•                  Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA is an unmanaged, market capitalization-weighted index designed to provide a broad measure of equity market performance throughout the world, including both developed and emerging markets, but excluding the United States.

•                  MSCI Emerging Markets Index: A free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets.

•                  Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.

•                  Russell 2500 Growth Index: An unmanaged index designed to measure the performance of the 2,500 smallest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•                  Russell 2000 Growth Index: An unmanaged index designed to measure the performance of the 2,000 smallest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•                  FactSet Research Systems provides data and research for investment managers, hedge funds, investment bankers and other financial professionals.

FUND PERFORMANCE AS OF 9/30/18 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Alger Capital Appreciation Institutional Class I (Inception 11/8/93)	25.69%	15.82%	14.55%	12.52%
Alger Capital Appreciation Institutional Class R (Inception 1/27/03)*	25.15%	15.27%	13.99%	11.96%
Alger Capital Appreciation Institutional Class Y (Inception 2/28/17)	26.22%	n/a	n/a	24.94%
Alger Capital Appreciation Institutional Class Z-2 (Inception 10/14/16)	26.10%	n/a	n/a	25.16%
Alger Focus Equity Class A (Inception 12/31/12)	22.58%	16.03%	n/a	17.70%
Alger Focus Equity Class C (Inception 12/31/12)	27.41%	16.41%	n/a	17.91%
Alger Focus Equity Class I (Inception 11/8/93)	29.45%	17.38%	12.86%	9.60%
Alger Focus Equity Class Y (Inception 2/28/17)	29.91%	n/a	n/a	28.56%
Alger Focus Equity Class Z (Inception 12/31/12)	29.85%	17.70%	n/a	19.22%
Alger Mid Cap Growth Institutional Class I (Inception 11/8/93)	25.45%	12.94%	11.52%	12.28%
Alger Mid Cap Growth Institutional Class R (Inception 1/27/03)*	24.88%	12.34%	10.94%	11.71%
Alger Mid Cap Growth Institutional Class Z-2 (Inception 10/14/16)	25.83%	n/a	n/a	26.81%
Alger Small Cap Growth Institutional Class I (Inception 11/8/93)	34.62%	12.28%	12.61%	10.23%
Alger Small Cap Growth Institutional Class R (Inception 1/27/03)*	34.03%	11.74%	12.07%	9.70%
Alger Small Cap Growth Institutional Class Z-2 (Inception 8/1/16)	35.04%	n/a	n/a	29.77%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

On October 15, 2018, Alger Appreciation Focus Fund changed its name to Alger Focus Equity Fund.

*   Since inception performance is calculated from 11/08/93. Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares. The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Fund Highlights Through October 31, 2018 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Institutional Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2018. Figures for the Alger Capital Appreciation Institutional Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Alger Capital Appreciation Institutional Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Capital Appreciation Institutional Fund Class R, Class Y and Class Z-2 shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Fund Highlights Through October 31, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/18

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	8.46%	12.44%	15.33%	12.01%
Class R (Inception 1/27/03)*	7.96%	11.90%	14.77%	11.45%
Russell 1000 Growth Index	10.71%	13.43%	15.45%	9.35%

	1 YEAR	5 YEARS	10 YEARS	Since 2/28/2017
Class Y (Inception 2/28/17)	8.90%	n/a	n/a	16.20%
Russell 1000 Growth Index	10.71%	n/a	n/a	16.43%

				Since
	1 YEAR	5 YEARS	10 YEARS	10/14/2016
Class Z-2 (Inception 10/14/16)	8.80%	n/a	n/a	17.94%
Russell 1000 Growth Index	10.71%	n/a	n/a	19.06%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*  Since inception performance is calculated from 11/8/93. Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares. The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER FOCUS EQUITY FUND

Fund Highlights Through October 31, 2018 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Focus Equity Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2018. On October 15, 2018, Alger Appreciation Focus Fund changed its name to Alger Focus Equity Fund. Beginning December 31, 2012, Alger Focus Equity Fund changed its investment strategy to invest in a smaller number of issuers. The figures for Alger Focus Equity Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Alger Focus Equity Fund Class I shares also include reinvestment of capital gains. Performance for Alger Focus Equity Fund Class A, Class C, Class Y and Class Z shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER FOCUS EQUITY FUND

Fund Highlights Through October 31, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/18

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	11.37%	13.91%	14.36%	9.12%
Russell 1000 Growth Index	10.71%	13.43%	15.45%	9.35%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/2012
Class A (Inception 12/31/12)	5.48%	12.61%	n/a	15.38%
Class C (Inception 12/31/12)	9.48%	12.97%	n/a	15.56%
Class Z (Inception 12/31/12)	11.74%	14.23%	n/a	16.85%
Russell 1000 Growth Index	10.71%	13.43%	n/a	15.95%

				Since
	1 YEAR	5 YEARS	10 YEARS	2/28/2017
Class Y (Inception 2/28/17)	11.75%	n/a	n/a	19.41%
Russell 1000 Growth Index	10.71%	n/a	n/a	16.43%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER MID CAP GROWTH INSTITUTIONAL FUND
Fund Highlights Through October 31, 2018 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2018. Figures for Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index include reinvestment of dividends. Alger Mid Cap Growth Institutional Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Mid Cap Growth Institutional Fund Class R and Class Z-2 shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through October 31, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/18

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	5.44%	9.23%	13.22%	11.61%
Class R (Inception 1/27/03)*	4.90%	8.64%	12.62%	11.04%
Russell Midcap Growth Index	6.14%	10.10%	15.10%	9.53%

				Since
	1 YEAR	5 YEARS	10 YEARS	10/14/2016
Class Z-2 (Inception 10/14/16)	5.74%	n/a	n/a	17.24%
Russell Midcap Growth Index	6.14%	n/a	n/a	14.78%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*  Since inception performance is calculated from 11/8/93. Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares. The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Fund Highlights Through October 31, 2018 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2018. The figures for the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index include reinvestment of dividends. Alger Small Cap Growth Institutional Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Small Cap Growth Institutional Fund Class R and Class Z-2 shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through October 31, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/18

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	12.96%	8.88%	13.80%	9.55%
Class R (Inception 1/27/03)*	12.48%	8.36%	13.26%	9.03%
Russell 2000 Growth Index	4.13%	8.75%	13.89%	7.46%

	1 YEAR	5 YEARS	10 YEARS	Since 8/1/2016
Class Z-2 (Inception 8/1/16)	13.35%	n/a	n/a	20.50%
Russell 2000 Growth Index	4.13%	n/a	n/a	12.69%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*  Since inception performance is calculated from 11/8/93. Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares. The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

PORTFOLIO SUMMARY†
October 31, 2018 (Unaudited)

SECTORS	Alger Capital Appreciation Institutional Fund	Alger Focus Equity Fund	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
Communication Services	11.6%	11.9%	8.8%	5.1%
Consumer Discretionary	16.0	15.3	15.3	10.0
Consumer Staples	0.7	0.1	3.1	0.8
Energy	0.4	0.0	0.0	0.8
Financials	3.8	1.9	4.7	2.2
Health Care	20.0	19.1	26.6	44.7
Industrials	5.8	6.4	13.3	4.7
Information Technology	31.7	35.4	25.5	28.6
Materials	2.5	1.9	0.5	1.7
Real Estate	1.3	1.5	2.6	0.7
Short-Term Investments and Net Other Assets (Liabilities)	6.2	6.5	(0.4)	0.7
	100.0%	100.0%	100.0%	100.0%

†   Based on net assets for each Fund.

THE ALGER INSTITUTIONAL FUNDS  |  ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments October 31, 2018

COMMON STOCKS—92.0%	SHARES	VALUE
AEROSPACE & DEFENSE—2.0%
The Boeing Co.	151,710	$53,835,811
United Technologies Corp.	129,759	16,117,365
		69,953,176
AIR FREIGHT & LOGISTICS—0.1%
XPO Logistics, Inc.*	55,639	4,973,014

APPAREL ACCESSORIES & LUXURY GOODS—0.6%
Lululemon Athletica, Inc.*	83,715	11,781,212
PVH Corp.	89,694	10,834,138
		22,615,350
APPLICATION SOFTWARE—6.7%
Adobe, Inc.*	388,689	95,524,209
Autodesk, Inc.*	91,808	11,866,184
Palantir Technologies, Inc., Cl. A*,@,(a)	239,030	1,374,423
salesforce.com, Inc.*	896,493	123,034,699
		231,799,515
AUTO PARTS & EQUIPMENT—0.2%
Aptiv PLC.	89,439	6,868,915

BIOTECHNOLOGY—3.7%
Biogen, Inc.*	55,350	16,841,344
BioMarin Pharmaceutical, Inc.*	160,592	14,801,765
Sarepta Therapeutics, Inc.*	252,162	33,729,189
Vertex Pharmaceuticals, Inc.*	381,733	64,688,474
		130,060,772
COMMUNICATIONS EQUIPMENT—0.5%
Palo Alto Networks, Inc.*	91,987	16,837,301

CONSTRUCTION MATERIALS—1.2%
Vulcan Materials Co.	402,043	40,662,629

DATA PROCESSING & OUTSOURCED SERVICES—7.6%
Automatic Data Processing, Inc.	81,964	11,809,373
PayPal Holdings, Inc.*	707,317	59,549,018
Square, Inc., Cl. A*	157,245	11,549,646
Visa, Inc., Cl. A	1,311,573	180,800,338
		263,708,375
DIVERSIFIED BANKS—0.5%
Citigroup, Inc.	79,968	5,234,705
JPMorgan Chase & Co.	114,943	12,531,086
		17,765,791
DIVERSIFIED SUPPORT SERVICES—0.8%
Cintas Corp.	163,224	29,685,549

FINANCIAL EXCHANGES & DATA—1.6%
Intercontinental Exchange, Inc.	362,277	27,909,820
S&P Global, Inc.	147,348	26,864,487
		54,774,307

THE ALGER INSTITUTIONAL FUNDS  |  ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—92.0% (CONT.)	SHARES	VALUE
HEALTH CARE EQUIPMENT—7.4%
Abbott Laboratories	742,229	$51,169,267
ABIOMED, Inc.*	25,586	8,729,943
Boston Scientific Corp.*	1,927,144	69,646,984
Danaher Corp.	516,968	51,386,619
Intuitive Surgical, Inc.*	64,624	33,680,737
Medtronic PLC.	255,344	22,934,998
Zimmer Biomet Holdings, Inc.	163,847	18,611,381
		256,159,929
HOME IMPROVEMENT RETAIL—1.8%
The Home Depot, Inc.	360,642	63,429,715

HOTELS RESORTS & CRUISE LINES—1.0%
Royal Caribbean Cruises Ltd.	318,118	33,316,498

INDUSTRIAL CONGLOMERATES—1.9%
Honeywell International, Inc.	446,803	64,706,011

INDUSTRIAL GASES—0.7%
Air Products & Chemicals, Inc.	165,187	25,496,613

INTERACTIVE HOME ENTERTAINMENT—0.4%
Activision Blizzard, Inc.	218,785	15,107,104

INTERACTIVE MEDIA & SERVICES—8.0%
Alphabet, Inc., Cl. C*	174,069	187,432,277
Facebook, Inc., Cl. A*	611,719	92,852,827
		280,285,104
INTERNET & DIRECT MARKETING RETAIL—11.1%
Alibaba Group Holding Ltd.#,*	240,249	34,182,628
Altaba, Inc.*	969,824	58,286,422
Amazon.com, Inc.*	181,177	289,522,658
GrubHub, Inc.*	69,183	6,416,031
		388,407,739
INVESTMENT BANKING & BROKERAGE—0.4%
Morgan Stanley	269,804	12,319,251

LEISURE FACILITIES—0.7%
Vail Resorts, Inc.	95,095	23,899,275

LIFE SCIENCES TOOLS & SERVICES—3.2%
Illumina, Inc.*	171,696	53,423,211
Thermo Fisher Scientific, Inc.	241,768	56,489,093
		109,912,304
MANAGED HEALTH CARE—5.1%
UnitedHealth Group, Inc.	682,409	178,347,592

MOVIES & ENTERTAINMENT—2.3%
Netflix, Inc.*	122,408	36,940,286
The Walt Disney Co.	388,414	44,601,580
		81,541,866
OIL & GAS EXPLORATION & PRODUCTION—0.4%
Pioneer Natural Resources Co.	84,090	12,383,934

THE ALGER INSTITUTIONAL FUNDS  |  ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—92.0% (CONT.)	SHARES	VALUE
PACKAGED FOODS & MEATS—0.7%
Conagra Brands, Inc.	641,475	$22,836,510

PHARMACEUTICALS—0.6%
Allergan PLC.	42,438	6,705,628
GW Pharmaceuticals PLC.#,*	94,583	13,004,217
		19,709,845
PROPERTY & CASUALTY INSURANCE—1.0%
The Progressive Corp.	503,511	35,094,717

RAILROADS—1.0%
Union Pacific Corp.	236,351	34,559,243

RESTAURANTS—0.4%
McDonald’s Corp.	88,370	15,632,653

SEMICONDUCTOR EQUIPMENT—1.2%
Lam Research Corp.	295,879	41,934,931

SEMICONDUCTORS—0.9%
Broadcom, Inc.	85,485	19,105,043
NVIDIA Corp.	62,753	13,230,215
		32,335,258
SPECIALTY CHEMICALS—0.6%
The Sherwin-Williams Co.	55,671	21,904,868

SPECIALTY STORES—0.2%
Tiffany & Co.	75,707	8,426,189

SYSTEMS SOFTWARE—9.4%
Microsoft Corp.	2,977,625	318,040,126
Red Hat, Inc.*	47,937	8,227,907
		326,268,033
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.2%
Apple, Inc.	833,624	182,446,949

WIRELESS TELECOMMUNICATION SERVICES—0.9%
T-Mobile US, Inc.*	437,366	29,981,439
TOTAL COMMON STOCKS (Cost $2,254,508,264)		3,206,148,264

PREFERRED STOCKS—0.2%	SHARES	VALUE
APPLICATION SOFTWARE—0.2%
Palantir Technologies, Inc., Cl. B*,@,(a)	974,841	5,605,336
Palantir Technologies, Inc., Cl. D*,@,(a)	127,007	730,290
		6,335,626
PHARMACEUTICALS—0.0%
Intarcia Therapeutics, Inc., Series DD*,@,(a)	111,655	1,219,273
TOTAL PREFERRED STOCKS (Cost $10,892,407)		7,554,899

THE ALGER INSTITUTIONAL FUNDS  |  ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments October 31, 2018 (Continued)

MASTER LIMITED PARTNERSHIP—0.3%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—0.3%
The Blackstone Group LP.	306,062	$9,904,166
(Cost $7,342,058)		9,904,166

REAL ESTATE INVESTMENT TRUST—1.3%	SHARES	VALUE
SPECIALIZED—1.3%
Crown Castle International Corp.	219,466	23,864,733
Equinix, Inc.	51,850	19,637,669
		43,502,402
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $45,650,638)		43,502,402
Total Investments (Cost $2,318,393,367)	93.8%	$3,267,109,731
Unaffiliated Securities (Cost $2,318,393,367)		3,267,109,731
Other Assets in Excess of Liabilities	6.2%	216,724,001
NET ASSETS	100.0%	$3,483,833,732

#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2018
Intarcia Therapeutics, Inc., Series DD	03/27/14	$3,616,505	0.14%	$1,219,273	0.04%
Palantir Technologies, Inc., Cl. A	10/07/14	1,555,368	0.05%	1,374,423	0.04%
Palantir Technologies, Inc., Cl. B	10/07/14	6,437,297	0.22%	5,605,336	0.16%
Palantir Technologies, Inc., Cl. D	10/14/14	838,605	0.03%	730,290	0.02%
Total				$8,929,322	0.26%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS  |  ALGER FOCUS EQUITY FUND

Schedule of Investments October 31, 2018

COMMON STOCKS—91.7%	SHARES	VALUE
AEROSPACE & DEFENSE—1.5%
The Boeing Co.	14,281	$5,067,756

AIR FREIGHT & LOGISTICS—0.1%
XPO Logistics, Inc.*	5,174	462,452

APPLICATION SOFTWARE—7.7%
Adobe, Inc.*	51,016	12,537,692
RealPage, Inc.*	52,654	2,790,662
salesforce.com, Inc.*	78,873	10,824,531
		26,152,885
BIOTECHNOLOGY—2.9%
Sarepta Therapeutics, Inc.*	27,995	3,744,611
Vertex Pharmaceuticals, Inc.*	35,961	6,093,951
		9,838,562
CONSTRUCTION MATERIALS—0.8%
Vulcan Materials Co.	26,948	2,725,521

DATA PROCESSING & OUTSOURCED SERVICES—10.7%
Automatic Data Processing, Inc.	16,579	2,388,702
PayPal Holdings, Inc.*	112,376	9,460,936
Visa, Inc., Cl. A	119,513	16,474,867
Worldpay, Inc., Cl. A*	84,855	7,793,083
		36,117,588
DIVERSIFIED BANKS—0.4%
Citigroup, Inc.	18,704	1,224,364

DIVERSIFIED SUPPORT SERVICES—2.7%
Cintas Corp.	50,858	9,249,544

FINANCIAL EXCHANGES & DATA—0.7%
S&P Global, Inc.	13,521	2,465,149

HEALTH CARE EQUIPMENT—10.1%
Abbott Laboratories	105,609	7,280,684
Boston Scientific Corp.*	423,592	15,308,615
Danaher Corp.	76,958	7,649,625
DexCom, Inc.*	13,892	1,844,441
Tandem Diabetes Care, Inc.*	30,703	1,154,740
Zimmer Biomet Holdings, Inc.	8,262	938,481
		34,176,586
HOME IMPROVEMENT RETAIL—1.5%
The Home Depot, Inc.	28,276	4,973,183

HOTELS RESORTS & CRUISE LINES—1.2%
Royal Caribbean Cruises Ltd.	40,031	4,192,447

INDUSTRIAL CONGLOMERATES—1.5%
Honeywell International, Inc.	33,670	4,876,089

INDUSTRIAL GASES—0.5%
Air Products & Chemicals, Inc.	11,340	1,750,329

INTERACTIVE HOME ENTERTAINMENT—0.8%
Activision Blizzard, Inc.	41,127	2,839,819

THE ALGER INSTITUTIONAL FUNDS  |  ALGER FOCUS EQUITY FUND

Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—91.7% (CONT.)	SHARES	VALUE
INTERACTIVE MEDIA & SERVICES—9.0%
Alphabet, Inc., Cl. C*	17,778	$19,142,817
Facebook, Inc., Cl. A*	73,971	11,228,058
		30,370,875
INTERNET & DIRECT MARKETING RETAIL—10.9%
Altaba, Inc.*	137,137	8,241,933
Amazon.com, Inc.*	17,777	28,407,824
		36,649,757
INVESTMENT BANKING & BROKERAGE—0.6%
Morgan Stanley	41,108	1,876,991

IT CONSULTING & OTHER SERVICES—0.5%
EPAM Systems, Inc.*	14,316	1,710,333

LEISURE FACILITIES—1.2%
Vail Resorts, Inc.	15,434	3,878,873

LIFE SCIENCES TOOLS & SERVICES—1.2%
Illumina, Inc.*	13,271	4,129,272

MANAGED HEALTH CARE—4.8%
UnitedHealth Group, Inc.	62,192	16,253,879

MOVIES & ENTERTAINMENT—1.1%
Netflix, Inc.*	12,336	3,722,758

PACKAGED FOODS & MEATS—0.1%
Conagra Brands, Inc.	4,415	157,174

RAILROADS—0.6%
Union Pacific Corp.	13,285	1,942,533

SEMICONDUCTOR EQUIPMENT—1.3%
Lam Research Corp.	31,202	4,422,259

SEMICONDUCTORS—0.6%
Broadcom, Inc.	6,940	1,551,021
NVIDIA Corp.	2,441	514,636
		2,065,657
SPECIALIZED CONSUMER SERVICES—0.5%
ServiceMaster Global Holdings, Inc.*	42,187	1,808,979

SPECIALTY CHEMICALS—0.6%
The Sherwin-Williams Co.	5,019	1,974,826

SYSTEMS SOFTWARE—9.7%
Microsoft Corp.	305,543	32,635,048

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—4.9%
Apple, Inc.	76,276	16,693,765

WIRELESS TELECOMMUNICATION SERVICES—1.0%
T-Mobile US, Inc.*	47,528	3,258,044
TOTAL COMMON STOCKS (Cost $294,233,773)		309,663,297

THE ALGER INSTITUTIONAL FUNDS  |  ALGER FOCUS EQUITY FUND

Schedule of Investments October 31, 2018 (Continued)

PREFERRED STOCKS—0.1%	SHARES	VALUE
BIOTECHNOLOGY—0.1%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	76,825	$241,230
(Cost $345,713)		241,230

MASTER LIMITED PARTNERSHIP—0.2%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—0.2%
The Blackstone Group LP.	21,521	696,419
(Cost $734,743)		696,419

REAL ESTATE INVESTMENT TRUST—1.5%	SHARES	VALUE
SPECIALIZED—1.5%
Crown Castle International Corp.	39,218	4,264,566
Equinix, Inc.	2,345	888,145
		5,152,711
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $5,285,367)		5,152,711
Total Investments (Cost $300,599,596)	93.5%	$315,753,657
Affiliated Securities (Cost $345,713)		241,230
Unaffiliated Securities (Cost $300,253,883)		315,512,427
Other Assets in Excess of Liabilities	6.5%	22,082,931
NET ASSETS	100.0%	$337,836,588

(a)	Deemed an affiliate of the Alger fund complex in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2018
Prosetta Biosciences, Inc., Series D	02/06/15	$345,713	0.80%	$241,230	0.07%
Total				$241,230	0.07%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS  |  ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2018

COMMON STOCKS—95.7%	SHARES	VALUE
AEROSPACE & DEFENSE—2.9%
HEICO Corp.	22,929	$1,922,138
L3 Technologies, Inc.	5,301	1,004,381
		2,926,519
APPAREL ACCESSORIES & LUXURY GOODS—2.1%
Lululemon Athletica, Inc.*	15,196	2,138,533

APPAREL RETAIL—4.1%
Burlington Stores, Inc.*	14,259	2,445,276
Ross Stores, Inc.	17,271	1,709,829
		4,155,105
APPLICATION SOFTWARE—9.7%
ANSYS, Inc.*	9,367	1,400,835
Avalara, Inc.*	41,332	1,385,449
Fair Isaac Corp.*	1,307	251,872
Hortonworks, Inc.*	48,736	870,425
MicroStrategy, Inc., Cl. A*	12,159	1,531,669
Palantir Technologies, Inc., Cl. A*,@,(a)	12,426	71,450
PTC, Inc.*	18,673	1,538,842
RealPage, Inc.*	22,986	1,218,258
Smartsheet, Inc., Cl. A*	21,444	507,365
Splunk, Inc.*	11,395	1,137,677
		9,913,842
AUTO PARTS & EQUIPMENT—0.7%
Aptiv PLC.	9,629	739,507

BIOTECHNOLOGY—4.4%
BeiGene Ltd.#,*	2,218	279,335
BioMarin Pharmaceutical, Inc.*	8,034	740,494
Immunomedics, Inc.*	27,788	626,064
Madrigal Pharmaceuticals, Inc.*	1,601	305,567
Neurocrine Biosciences, Inc.*	8,969	961,028
Sarepta Therapeutics, Inc.*	11,711	1,566,463
		4,478,951
BROADCASTING—1.5%
CBS Corp., Cl. B	27,210	1,560,493

COMMUNICATIONS EQUIPMENT—0.7%
Palo Alto Networks, Inc.*	3,831	701,226

DATA PROCESSING & OUTSOURCED SERVICES—6.3%
Fiserv, Inc.*	32,028	2,539,821
Square, Inc., Cl. A*	29,098	2,137,248
Worldpay, Inc., Cl. A*	19,461	1,787,298
		6,464,367
DIVERSIFIED SUPPORT SERVICES—2.6%
Cintas Corp.	14,344	2,608,743

ELECTRICAL COMPONENTS & EQUIPMENT—0.7%
AMETEK, Inc.	11,132	746,735

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.4%
FLIR Systems, Inc.	20,197	935,323

THE ALGER INSTITUTIONAL FUNDS  |  ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—95.7% (CONT.)	SHARES	VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.4% (CONT.)
Trimble, Inc.*	13,715	$512,667
		1,447,990
FERTILIZERS & AGRICULTURAL CHEMICALS—0.5%
FMC Corp.	6,530	509,862

FINANCIAL EXCHANGES & DATA—1.8%
MarketAxess Holdings, Inc.	8,784	1,841,741

HEALTH CARE EQUIPMENT—9.0%
ABIOMED, Inc.*	6,035	2,059,142
AxoGen, Inc.*	5,625	209,756
Cantel Medical Corp.	15,266	1,208,304
DexCom, Inc.*	12,384	1,644,224
IDEXX Laboratories, Inc.*	3,210	680,905
Masimo Corp.*	5,906	682,734
Penumbra, Inc.*	1,194	162,384
Tandem Diabetes Care, Inc.*	65,994	2,482,034
		9,129,483
HEALTH CARE SERVICES—0.3%
Guardant Health, Inc.*	10,226	342,366

HEALTH CARE SUPPLIES—0.8%
Align Technology, Inc.*	2,880	637,056
STAAR Surgical Co.*	5,119	205,323
		842,379
HEALTH CARE TECHNOLOGY—2.5%
Teladoc Health, Inc.*	17,198	1,192,509
Veeva Systems, Inc., Cl. A*	14,351	1,310,964
		2,503,473
HOTELS RESORTS & CRUISE LINES—1.0%
Norwegian Cruise Line Holdings Ltd.*	23,039	1,015,329

HOUSEHOLD PRODUCTS—1.5%
Church & Dwight Co., Inc.	25,051	1,487,278

HYPERMARKETS & SUPER CENTERS—1.1%
BJ’s Wholesale Club Holdings, Inc.*	49,877	1,104,776

INDUSTRIAL CONGLOMERATES—2.0%
Roper Technologies, Inc.	7,104	2,009,722

INDUSTRIAL MACHINERY—3.5%
Fortive Corp.	20,770	1,542,173
The Middleby Corp.*	9,228	1,036,304
Xylem, Inc.	15,407	1,010,391
		3,588,868
INTERACTIVE HOME ENTERTAINMENT—3.4%
Activision Blizzard, Inc.	18,546	1,280,601
Take-Two Interactive Software, Inc.*	16,651	2,145,815
		3,426,416
INTERACTIVE MEDIA & SERVICES—1.7%
Yelp, Inc., Cl. A*	41,277	1,767,481

THE ALGER INSTITUTIONAL FUNDS  |  ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—95.7% (CONT.)	SHARES	VALUE
INTERNET & DIRECT MARKETING RETAIL—3.9%
Etsy, Inc.*	36,111	$1,535,440
GrubHub, Inc.*	23,273	2,158,338
Wayfair, Inc., Cl. A*	2,398	264,475
		3,958,253
INTERNET SERVICES & INFRASTRUCTURE—0.8%
GoDaddy, Inc., Cl. A*	10,876	795,797

INVESTMENT COMPANIES—0.2%
Landcadia Holdings, Inc.*	22,170	248,969

IT CONSULTING & OTHER SERVICES—0.8%
EPAM Systems, Inc.*	6,419	766,878

LEISURE FACILITIES—1.0%
Vail Resorts, Inc.	3,986	1,001,762

LIFE SCIENCES TOOLS & SERVICES—2.7%
Bio-Techne Corp.	4,171	699,560
Illumina, Inc.*	5,288	1,645,361
NanoString Technologies, Inc.*	27,329	421,140
		2,766,061
MANAGED HEALTH CARE—1.7%
Molina Healthcare, Inc.*	3,306	419,102
WellCare Health Plans, Inc.*	4,794	1,323,096
		1,742,198
MOVIES & ENTERTAINMENT—2.2%
Live Nation Entertainment, Inc.*	43,865	2,294,140

PACKAGED FOODS & MEATS—0.5%
Conagra Brands, Inc.	13,464	479,318

PHARMACEUTICALS—3.4%
Aerie Pharmaceuticals, Inc.*	12,187	648,105
Canopy Growth Corp.*	35,074	1,293,880
Elanco Animal Health, Inc.*	6,432	196,047
GW Pharmaceuticals PLC.#,*	6,931	952,943
Pacira Pharmaceuticals, Inc.*	8,571	419,036
		3,510,011
PROPERTY & CASUALTY INSURANCE—1.7%
The Progressive Corp.	24,758	1,725,633

REGIONAL BANKS—1.0%
Webster Financial Corp.	18,013	1,059,885

RESEARCH & CONSULTING SERVICES—1.1%
IHS Markit Ltd.*	20,934	1,099,663

RESTAURANTS—1.0%
Domino’s Pizza, Inc.	3,893	1,046,399

SEMICONDUCTOR EQUIPMENT—0.5%
Lam Research Corp.	3,750	531,487

SEMICONDUCTORS—1.5%
Advanced Micro Devices, Inc.*	41,098	748,395

THE ALGER INSTITUTIONAL FUNDS  |  ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—95.7% (CONT.)	SHARES	VALUE
SEMICONDUCTORS—1.5% (CONT.)
Microchip Technology, Inc.	11,744	$772,520
		1,520,915
SPECIALTY STORES—1.5%
Tiffany & Co.	13,681	1,522,695

SYSTEMS SOFTWARE—2.4%
Proofpoint, Inc.*	11,266	1,024,643
SailPoint Technologies Holding, Inc.*	21,315	555,042
ServiceNow, Inc.*	4,571	827,534
		2,407,219
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—1.1%
NetApp, Inc.	13,898	1,090,854

TRUCKING—0.5%
Old Dominion Freight Line, Inc.	4,152	541,504
TOTAL COMMON STOCKS (Cost $92,297,743)		97,560,826

PREFERRED STOCKS—0.9%	SHARES	VALUE
APPLICATION SOFTWARE—0.3%
Palantir Technologies, Inc., Cl. B*,@,(a)	50,675	291,381

BIOTECHNOLOGY—0.5%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	166,009	521,268

PHARMACEUTICALS—0.1%
Intarcia Therapeutics, Inc., Series DD*,@,(a)	7,588	82,861
TOTAL PREFERRED STOCKS (Cost $1,327,444)		895,510

RIGHTS—1.2%	SHARES	VALUE
BIOTECHNOLOGY—1.2%
Tolero CDR*,@,(a),(c)	422,928	1,190,838
(Cost $226,186)		1,190,838

REAL ESTATE INVESTMENT TRUST—2.6%	SHARES	VALUE
SPECIALIZED—2.6%
Crown Castle International Corp.	13,551	1,473,536
SBA Communications Corp., Cl. A*	7,426	1,204,274
		2,677,810
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $2,505,135)		2,677,810

SPECIAL PURPOSE VEHICLE—0.0%	SHARES	VALUE
CONSUMER FINANCE—0.0%
JS Kred SPV I, LLC.*,@,(a)	240,362	—
(Cost $240,362)		—

THE ALGER INSTITUTIONAL FUNDS  |  ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2018 (Continued)

		VALUE
Total Investments (Cost $96,596,870)	100.4%	$102,324,984
Affiliated Securities (Cost $747,040)		521,268
Unaffiliated Securities (Cost $95,849,830)		101,803,716
Liabilities in Excess of Other Assets	(0.4)%	(383,256)
NET ASSETS	100.0%	$101,941,728

#                 American Depositary Receipts.

(a)         Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

(b)         Deemed an affiliate of the Alger fund complex in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11- Affiliated Securities.

(c)          Contingent Deferred Rights.

*                 Non-income producing security.

@            Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2018
Intarcia Therapeutics, Inc., Series DD	03/27/14	$245,775	0.14%	$82,861	0.08%
JS Kred SPV I, LLC.	06/26/15	240,362	0.15%	0	0.00%
Palantir Technologies, Inc., Cl. A	10/07/14	80,856	0.05%	71,450	0.07%
Palantir Technologies, Inc., Cl. B	10/07/14	334,629	0.22%	291,381	0.29%
Prosetta Biosciences, Inc., Series D	02/06/15	747,040	0.50%	521,268	0.51%
Tolero CDR	02/06/17	226,186	0.23%	1,190,838	1.17%
Total				$2,157,798	2.12%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS  |  ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2018

COMMON STOCKS—97.3%	SHARES	VALUE
AEROSPACE & DEFENSE—1.4%
Hexcel Corp.	13,808	$808,044
Mercury Systems, Inc.*	39,632	1,857,156
		2,665,200
APPAREL ACCESSORIES & LUXURY GOODS—1.0%
Canada Goose Holdings, Inc.*	35,817	1,954,534

APPAREL RETAIL—1.7%
Burlington Stores, Inc.*	18,850	3,232,587

APPLICATION SOFTWARE—19.5%
ACI Worldwide, Inc.*	123,281	3,093,120
Apptio, Inc., Cl. A*	42,974	1,113,026
Avalara, Inc.*	82,811	2,775,825
Blackbaud, Inc.	53,441	3,832,788
Blackline, Inc.*	22,444	1,040,953
Coupa Software, Inc.*	21,089	1,367,200
Ellie Mae, Inc.*	15,146	1,003,877
Everbridge, Inc.*	34,034	1,729,948
Guidewire Software, Inc.*	32,496	2,891,169
HubSpot, Inc.*	26,463	3,589,706
Manhattan Associates, Inc.*	38,147	1,821,138
MicroStrategy, Inc., Cl. A*	7,980	1,005,241
Paycom Software, Inc.*	23,225	2,907,770
Q2 Holdings, Inc.*	43,077	2,292,989
Smartsheet, Inc., Cl. A*	34,305	811,656
SPS Commerce, Inc.*	17,872	1,663,704
Tyler Technologies, Inc.*	20,657	4,372,261
		37,312,371
ASSET MANAGEMENT & CUSTODY BANKS—1.1%
WisdomTree Investments, Inc.	273,991	2,128,910

BIOTECHNOLOGY—5.6%
Bluebird Bio, Inc.*	8,277	949,372
CareDx, Inc.*	121,207	3,164,715
Exact Sciences Corp.*	17,899	1,271,724
Halozyme Therapeutics, Inc.*	46,658	724,598
Repligen Corp.*	19,581	1,061,682
Sarepta Therapeutics, Inc.*	26,616	3,560,156
		10,732,247
CONSUMER FINANCE—0.6%
LendingClub Corp.*	373,759	1,207,242

DATA PROCESSING & OUTSOURCED SERVICES—0.6%
GreenSky, Inc., Cl. A*	82,862	1,092,121

ELECTRONIC COMPONENTS—0.9%
Dolby Laboratories, Inc., Cl. A	25,162	1,731,397

ELECTRONIC EQUIPMENT & INSTRUMENTS—3.5%
Cognex Corp.	86,844	3,720,397
FLIR Systems, Inc.	62,457	2,892,384
		6,612,781

THE ALGER INSTITUTIONAL FUNDS  |  ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—97.3% (CONT.)	SHARES	VALUE
GENERAL MERCHANDISE STORES—0.6%
Ollie’s Bargain Outlet Holdings, Inc.*	12,889	$1,197,388

HEALTH CARE EQUIPMENT—15.2%
ABIOMED, Inc.*	23,144	7,896,733
AxoGen, Inc.*	35,600	1,327,524
Cantel Medical Corp.	59,780	4,731,587
CryoPort, Inc.*	64,976	721,234
DexCom, Inc.*	20,996	2,787,639
Inogen, Inc.*	24,609	4,665,128
Insulet Corp.*	54,507	4,808,062
Tandem Diabetes Care, Inc.*	58,353	2,194,656
		29,132,563
HEALTH CARE SUPPLIES—8.1%
Neogen Corp.*	83,795	5,088,032
OraSure Technologies, Inc.*	98,378	1,367,454
Quidel Corp.*	139,621	8,986,008
		15,441,494
HEALTH CARE TECHNOLOGY—8.1%
Medidata Solutions, Inc.*	63,937	4,494,771
Veeva Systems, Inc., Cl. A*	77,237	7,055,600
Vocera Communications, Inc.*	115,004	3,991,789
		15,542,160
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.8%
WageWorks, Inc.*	40,536	1,613,738

HYPERMARKETS & SUPER CENTERS—0.5%
BJ’s Wholesale Club Holdings, Inc.*	39,568	876,431

INDUSTRIAL MACHINERY—2.5%
DMC Global, Inc.	33,199	1,279,821
Sun Hydraulics Corp.	75,755	3,515,032
		4,794,853
INTERACTIVE HOME ENTERTAINMENT—3.6%
Take-Two Interactive Software, Inc.*	53,482	6,892,225

INTERACTIVE MEDIA & SERVICES—0.7%
Yelp, Inc., Cl. A*	30,811	1,319,327

INTERNET & DIRECT MARKETING RETAIL—3.2%
Etsy, Inc.*	83,375	3,545,105
GrubHub, Inc.*	26,861	2,491,089
		6,036,194
INTERNET SERVICES & INFRASTRUCTURE—1.1%
Shopify, Inc., Cl. A*	15,291	2,112,452

INVESTMENT COMPANIES—0.5%
Landcadia Holdings, Inc.*	83,158	933,864

IT CONSULTING & OTHER SERVICES—0.7%
InterXion Holding NV*	22,874	1,346,592

LEISURE FACILITIES—1.4%
Planet Fitness, Inc., Cl. A*	55,268	2,713,106

THE ALGER INSTITUTIONAL FUNDS  |  ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2018 (Continued)

COMMON STOCKS—97.3% (CONT.)	SHARES	VALUE
LIFE SCIENCES TOOLS & SERVICES—4.3%
Bio-Techne Corp.	34,891	$5,851,918
PRA Health Sciences, Inc.*	23,886	2,313,837
		8,165,755
MANAGED HEALTH CARE—1.5%
HealthEquity, Inc.*	31,811	2,920,250

MOVIES & ENTERTAINMENT—0.8%
Live Nation Entertainment, Inc.*	28,715	1,501,795

OIL & GAS EXPLORATION & PRODUCTION—0.8%
Magnolia Oil & Gas Corp.*	117,302	1,460,410

PERSONAL PRODUCTS—0.3%
elf Beauty, Inc.*	59,746	633,905

PHARMACEUTICALS—0.6%
Aerie Pharmaceuticals, Inc.*	22,801	1,212,557

RESTAURANTS—1.2%
Shake Shack, Inc., Cl. A*	19,193	1,015,118
Wingstop, Inc.	19,766	1,237,747
		2,252,865
SEMICONDUCTORS—0.5%
Universal Display Corp.	8,120	998,841

SPECIALTY CHEMICALS—1.7%
Balchem Corp.	35,181	3,294,701

SPECIALTY STORES—0.9%
Five Below, Inc.*	15,441	1,757,495

SYSTEMS SOFTWARE—1.8%
Proofpoint, Inc.*	36,909	3,356,874
TOTAL COMMON STOCKS (Cost $114,932,204)		186,177,225

PREFERRED STOCKS—0.5%	SHARES	VALUE
BIOTECHNOLOGY—0.2%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	133,263	418,446

PHARMACEUTICALS—0.3%
Intarcia Therapeutics, Inc., Series DD*,@,(b)	41,238	450,319
TOTAL PREFERRED STOCKS (Cost $1,935,383)		868,765

RIGHTS—0.8%	SHARES	VALUE
BIOTECHNOLOGY—0.8%
Neuralstem, Inc., Strike Price: 47.61%, 1/8/19*	19,260	—
Tolero CDR*,@,(b),(c)	528,559	1,488,264
		1,488,264
TOTAL RIGHTS (Cost $285,725)		1,488,264

THE ALGER INSTITUTIONAL FUNDS  |  ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2018 (Continued)

REAL ESTATE INVESTMENT TRUST—0.7%	SHARES	VALUE
SPECIALIZED—0.7%
CyrusOne, Inc.	26,793	$1,426,191
(Cost $901,812)		1,426,191

SPECIAL PURPOSE VEHICLE—0.0%	SHARES	VALUE
CONSUMER FINANCE—0.0%
JS Kred SPV I, LLC.*,@,(b)	775,134	—
(Cost $775,134)		—
Total Investments (Cost $118,830,258)	99.3%	$189,960,445
Affiliated Securities (Cost $599,684)		418,446
Unaffiliated Securities (Cost $118,230,574)		189,541,999
Other Assets in Excess of Liabilities	0.7%	1,356,261
NET ASSETS	100.0%	$191,316,706

(a)         Deemed an affiliate of the Alger fund complex in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.

(b)         Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

(c)          Contingent Deferred Rights.

*                 Non-income producing security.

@            Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2018
Intarcia Therapeutics, Inc., Series DD	03/27/14	$1,335,699	0.15%	$450,319	0.23%
JS Kred SPV I, LLC.	06/26/15	775,134	0.15%	0	0.00%
Prosetta Biosciences, Inc., Series D	02/06/15	599,684	0.10%	418,446	0.22%
Tolero CDR	02/06/17	285,725	0.16%	1,488,264	0.78%
Total				$2,357,029	1.23%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities October 31, 2018

	Alger Capital
	Appreciation	Alger Focus Equity
	Institutional Fund	Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$3,267,109,731	$315,512,427
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	—	241,230
Cash and cash equivalents	256,970,340	28,193,760
Receivable for investment securities sold	55,580,578	5,697,064
Receivable for shares of beneficial interest sold	7,723,147	4,175,183
Dividends and interest receivable	1,420,276	58,534
Receivable from Investment Manager	13,886	10,775
Prepaid expenses	224,746	51,753
Total Assets	3,589,042,704	353,940,726

LIABILITIES:
Payable for investment securities purchased	93,210,928	15,668,267
Payable for shares of beneficial interest redeemed	7,128,420	123,322
Accrued investment advisory fees	2,343,905	157,155
Accrued transfer agent fees	1,134,275	30,539
Accrued distribution fees	283,265	34,268
Accrued administrative fees	90,763	8,311
Accrued shareholder servicing fees	676,417	8,579
Accrued shareholder administrative fees	33,005	3,435
Accrued trustee fees	10,659	844
Accrued other expenses	297,335	69,418
Total Liabilities	105,208,972	16,104,138
NET ASSETS	$3,483,833,732	$337,836,588

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	2,202,470,795	308,231,562
Distributable earnings	1,281,362,937	29,605,026
NET ASSETS	$3,483,833,732	$337,836,588

* Identified cost	$2,318,393,367	(a)	$300,253,883	(b)
** Identified cost	$—		$345,713	(b)

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities October 31, 2018 (Continued)

	Alger Capital Appreciation Institutional Fund	Alger Focus Equity Fund

NET ASSETS BY CLASS:
Class A	$—	$43,620,597
Class C	$—	$26,366,047
Class I	$2,258,999,880	$37,070,092
Class R	$595,009,843	$—
Class Y	$166,778,203	$57,879,711
Class Z	$—	$172,900,141
Class Z-2	$463,045,806	$—

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	—	1,283,035
Class C	—	811,890
Class I	65,463,640	1,084,810
Class R	19,298,154	—
Class Y	4,799,916	1,663,505
Class Z	—	4,978,531
Class Z-2	13,327,151	—

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$—	$34.00
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$—	$35.88
Class C — Net Asset Value Per Share Class C	$—	$32.47
Class I — Net Asset Value Per Share Class I	$34.51	$34.17
Class R — Net Asset Value Per Share Class R	$30.83	$—
Class Y — Net Asset Value Per Share Class Y	$34.75	$34.79
Class Z — Net Asset Value Per Share Class Z	$—	$34.73
Class Z-2 — Net Asset Value Per Share Class Z-2	$34.74	$—

See Notes to Financial Statements.

(a)         At October 31, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $2,337,194,209, amounted to $929,915,522 which consisted of aggregate gross unrealized appreciation of $982,166,320 and aggregate gross unrealized depreciation of $52,250,798.

(b)         At October 31, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $303,114,230, amounted to $12,639,427 which consisted of aggregate gross unrealized appreciation of $22,950,183 and aggregate gross unrealized depreciation of $10,310,756.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities October 31, 2018 (Continued)

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$101,803,716	$189,541,999
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	521,268	418,446
Cash and cash equivalents	1,396,806	1,826,910
Receivable for investment securities sold	8,160,807	—
Receivable for shares of beneficial interest sold	69,577	110,342
Dividends and interest receivable	50,682	319,383
Receivable from Investment Manager	396	—
Prepaid expenses	40,687	24,122
Total Assets	112,043,939	192,241,202

LIABILITIES:
Payable for investment securities purchased	9,229,706	131,915
Payable for shares of beneficial interest redeemed	654,323	449,906
Accrued investment advisory fees	74,380	147,280
Accrued transfer agent fees	43,847	65,140
Accrued distribution fees	5,340	4,376
Accrued administrative fees	2,691	5,000
Accrued shareholder servicing fees	21,741	33,778
Accrued shareholder administrative fees	979	1,818
Accrued trustee fees	327	619
Accrued other expenses	68,877	84,664
Total Liabilities	10,102,211	924,496
NET ASSETS	$101,941,728	$191,316,706

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	89,717,712	99,676,262
Distributable earnings	12,224,016	91,640,444
NET ASSETS	$101,941,728	$191,316,706

* Identified cost	$95,849,830	(a)	$118,230,574	(b)
** Identified cost	$747,040	(a)	$599,684	(b)

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities October 31, 2018 (Continued)

	Alger Mid Cap	Alger Small Cap
	Growth Institutional	Growth Institutional
	Fund	Fund

NET ASSETS BY CLASS:
Class I	$79,953,575	$132,526,081
Class R	$10,672,352	$9,238,149
Class Z-2	$11,315,801	$49,552,476

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I	2,647,603	5,881,680
Class R	386,166	487,093
Class Z-2	372,734	2,182,805

NET ASSET VALUE PER SHARE:
Class I — Net Asset Value Per Share Class I	$30.20	$22.53
Class R — Net Asset Value Per Share Class R	$27.64	$18.97
Class Z-2 — Net Asset Value Per Share Class Z-2	$30.36	$22.70

See Notes to Financial Statements.

(a)         At October 31, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $96,735,655, amounted to $5,589,329 which consisted of aggregate gross unrealized appreciation of $11,642,015 and aggregate gross unrealized depreciation of $6,052,686.

(b)         At October 31, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $121,205,418, amounted to $68,755,027 which consisted of aggregate gross unrealized appreciation of $78,093,969 and aggregate gross unrealized depreciation of $9,338,942.

THE ALGER INSTITUTIONAL FUNDS

Statements of Operations for the year ended October 31, 2018

	Alger Capital Appreciation Institutional Fund	Alger Focus Equity Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$35,706,544	$1,639,144
Interest from unaffiliated securities	1,021,889	104,954
Total Income	36,728,433	1,744,098

EXPENSES:
Advisory fees — Note 3(a)	27,045,899	1,086,202
Distribution fees — Note 3(c)
Class A	—	83,296
Class C	—	230,180
Class R	3,281,657	—
Shareholder servicing fees — Note 3(k)	7,791,964	76,284
Shareholder administrative fees — Note 3(f)	372,432	24,418
Administration fees — Note 3(b)	1,024,187	57,080
Custodian fees	173,877	65,183
Interest expenses	13,581	305
Transfer agent fees and expenses — Note 3(f)	2,490,362	95,192
Printing fees	190,925	22,514
Professional fees	167,156	48,760
Registration fees	104,232	78,953
Trustee fees — Note 3(g)	131,934	7,425
Fund accounting fees	487,401	36,543
Miscellaneous	357,082	13,128
Total Expenses	43,632,689	1,925,463
Less, expense reimbursements/waivers — Note 3(a)	(237,850)	(39,559)
Net Expenses	43,394,839	1,885,904
NET INVESTMENT LOSS	(6,666,406)	(141,806)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	407,400,141	16,804,990
Net realized (loss) on affiliated investments	(2,970,741)	—
Net realized (loss) on foreign currency transactions	(36,688)	(23)
Net change in unrealized (depreciation) on unaffiliated investments	(95,057,037)	(11,375,817)
Net change in unrealized appreciation on affiliated investments	2,970,741	1,536
Net change in unrealized (depreciation) on foreign currency	(3)	—
Net realized and unrealized gain on investments and foreign currency	312,306,413	5,430,686
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$305,640,007	$5,288,880

* Foreign withholding taxes	$7,377	$—

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Operations for the year ended October 31, 2018 (Continued)

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$582,366	$645,000
Interest from unaffiliated securities	15,741	33,236
Total Income	598,107	678,236

EXPENSES:
Advisory fees — Note 3(a)	850,383	1,699,502
Distribution fees — Note 3(c)
Class R	62,587	52,993
Shareholder servicing fees — Note 3(k)	251,852	373,231
Shareholder administrative fees — Note 3(f)	11,189	20,982
Administration fees — Note 3(b)	30,770	57,699
Custodian fees	54,867	52,368
Interest expenses	432	1,659
Transfer agent fees and expenses — Note 3(f)	92,553	149,072
Printing fees	11,850	24,440
Professional fees	65,803	65,693
Registration fees	40,885	43,101
Trustee fees — Note 3(g)	4,002	7,455
Fund accounting fees	20,647	33,191
Miscellaneous	29,364	45,893
Total Expenses	1,527,184	2,627,279
Less, expense reimbursements/waivers — Note 3(a)	(3,885)	(7,111)
Net Expenses	1,523,299	2,620,168
NET INVESTMENT LOSS	(925,192)	(1,941,932)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, ESCROW RECEIVABLE AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments and escrow receivable	8,171,317	24,786,865
Net realized (loss) on affiliated investments	(168,176)	—
Net realized gain on foreign currency transactions	604	7
Net change in unrealized appreciation (depreciation) on unaffiliated investments and escrow receivable	(1,076,414)	3,408,531
Net change in unrealized appreciation on affiliated investments	171,496	2,665
Net realized and unrealized gain on investments, escrow receivable and foreign currency	7,098,827	28,198,068
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,173,635	$26,256,136

* Foreign withholding taxes	$2,223	$5,322

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Changes in Net Assets

	Alger Capital Appreciation Institutional Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017

Net investment loss	$(6,666,406)	$(1,862,662)
Net realized gain on investments and foreign currency	404,392,712	263,519,037
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(92,086,299)	612,149,835
Net increase in net assets resulting from operations	305,640,007	873,806,210

Dividends and distributions to shareholders:*
Class I	(155,695,093)	(19,820,400)
Class R	(45,926,496)	(4,624,888)
Class Y	(6,401,127)	—
Class Z-2	(28,017,833)	(1,189,367)
Total dividends and distributions to shareholders	(236,040,549)	(25,634,655)

Increase (decrease) from shares of beneficial interest transactions:
Class I	(244,851,310)	(1,124,431,159)
Class R	(67,006,545)	(72,815,333)
Class Y	68,027,078	92,176,269
Class Z-2	17,242,397	351,709,750
Net decrease from shares of beneficial interest transactions — Note 6	(226,588,380)	(753,360,473)
Total increase (decrease)	(156,988,922)	94,811,082

Net Assets:
Beginning of period	3,640,822,654	3,546,011,572
END OF PERIOD**	$3,483,833,732	$3,640,822,654

See Notes to Financial Statements.

*                 For the year ended October 31, 2017, the source of distributions was from net realized gains.

**          For the year ended October 31, 2017, the undistributed net investment income was $649,644.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Focus Equity Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017

Net investment loss	$(141,806)	$(15,268)
Net realized gain on investments and foreign currency	16,804,967	8,631,002
Net change in unrealized appreciation (depreciation) on investments	(11,374,281)	20,091,300
Net increase in net assets resulting from operations	5,288,880	28,707,034

Dividends and distributions to shareholders:
Class A	(928,906)	—
Class C	(741,526)	—
Class I	(903,457)	—
Class Y	(166,506)	—
Class Z	(2,493,828)	—
Total dividends and distributions to shareholders	(5,234,223)	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	18,547,617	(7,858,588)
Class C	6,715,162	2,099,824
Class I	11,784,060	(4,667,192)
Class Y	56,440,501	4,131,666
Class Z	111,949,959	34,166,838
Net increase from shares of beneficial interest transactions — Note 6	205,437,299	27,872,548
Total increase	205,491,956	56,579,582

Net Assets:
Beginning of period	132,344,632	75,765,050
END OF PERIOD*	$337,836,588	$132,344,632

See Notes to Financial Statements.

*                 For the year ended October 31, 2017, the undistributed net investment income was $54,619.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Mid Cap Growth Institutional Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017

Net investment loss	$(925,192)	$(564,987)
Net realized gain on investments, escrow receivable and foreign currency	8,003,745	23,865,772
Net change in unrealized appreciation (depreciation) on investments and escrow receivable	(904,918)	4,805,094
Net increase in net assets resulting from operations	6,173,635	28,105,879

Increase (decrease) from shares of beneficial interest transactions:
Class I	(10,944,024)	(18,928,722)
Class R	(2,923,958)	(3,822,468)
Class Z-2	1,992,841	7,301,003
Net decrease from shares of beneficial interest transactions — Note 6	(11,875,141)	(15,450,187)
Total increase (decrease)	(5,701,506)	12,655,692

Net Assets:
Beginning of period	107,643,234	94,987,542
END OF PERIOD*	$101,941,728	$107,643,234

See Notes to Financial Statements.

*                 For the year ended October 31, 2017, the undistributed net investment accumulated loss was $(610,145).

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Small Cap Growth Institutional Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017

Net investment loss	$(1,941,932)	$(1,374,929)
Net realized gain on investments, escrow receivable and foreign currency	24,786,872	13,341,081
Net change in unrealized appreciation on investments and escrow receivable	3,411,196	49,808,677
Net increase in net assets resulting from operations	26,256,136	61,774,829

Dividends and distributions to shareholders:
Class I	(3,663,266)	—
Class R	(360,715)	—
Class Z-2	(1,861,053)	—
Total dividends and distributions to shareholders	(5,885,034)	—

Increase (decrease) from shares of beneficial interest transactions:
Class I	(10,825,882)	(38,794,988)
Class R	(2,949,728)	(5,270,974)
Class Z-2	(24,326,697)	7,688,642
Net decrease from shares of beneficial interest transactions — Note 6	(38,102,307)	(36,377,320)
Total increase (decrease)	(17,731,205)	25,397,509

Net Assets:
Beginning of period	209,047,911	183,650,402
END OF PERIOD*	$191,316,706	$209,047,911

See Notes to Financial Statements.

*                 For the year ended October 31, 2017, the undistributed net investment accumulated loss was $(1,549,751).

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Institutional Fund

	Class I
	Year ended	Year ended	Year ended	Year ended		Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015		10/31/2014
Net asset value, beginning of period	$33.96	$26.44	$28.48	$29.34		$28.21
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.05)	—	0.02	(0.02)		(0.02)
Net realized and unrealized gain (loss) on investments	2.79	7.71	(0.02)	2.46		4.57
Total from investment operations	2.74	7.71	—	2.44		4.55
Dividends from net investment income	—	—	—	—		(0.01)
Distributions from net realized gains	(2.19)	(0.19)	(2.04)	(3.30)		(3.41)
Net asset value, end of period	$34.51	$33.96	$26.44	$28.48		$29.34
Total return	8.46%	29.38%	(0.08)%	8.96%		17.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,259,000	$2,451,822	$2,965,503	$3,194,261		$2,555,737
Ratio of gross expenses to average net assets	1.15%	1.14%	1.12%	1.12%		1.16%
Ratio of expense reimbursements to average net assets	— (ii)	—	—	—		—
Ratio of net expenses to average net assets	1.15%	1.14%	1.12%	1.12%		1.16%
Ratio of net investment income (loss) to average net assets	(0.16)%	0.01%	0.07%	(0.07)%		(0.07)%
Portfolio turnover rate	64.77%	66.72%	94.56%	136.03	%(iii)	136.20	%(iv)

See Notes to Financial Statements.

(i)                 Amount was computed based on average shares outstanding during the period.

(ii)             Amount was less than 0.005% per share.

(iii)         Amount excludes redemption in kind transaction of $294,638,130.

(iv)           Amount excludes redemption in kind transaction of $71,436,408.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Institutional Fund

	Class R
	Year ended	Year ended	Year ended	Year ended		Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015		10/31/2014
Net asset value, beginning of period	$30.70	$24.03	$26.19	$27.35		$26.63
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.19)	(0.13)	(0.10)	(0.15)		(0.14)
Net realized and unrealized gain (loss) on investments	2.51	6.99	(0.02)	2.29		4.27
Total from investment operations	2.32	6.86	(0.12)	2.14		4.13
Distributions from net realized gains	(2.19)	(0.19)	(2.04)	(3.30)		(3.41)
Net asset value, end of period	$30.83	$30.70	$24.03	$26.19		$27.35
Total return	7.96%	28.78%	(0.57)%	8.46%		17.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$595,010	$654,966	$578,297	$656,469		$529,757
Ratio of gross expenses to average net assets	1.59%	1.62%	1.61%	1.61%		1.64%
Ratio of expense reimbursements to average net assets	— (ii)	—	—	—		—
Ratio of net expenses to average net assets	1.59%	1.62%	1.61%	1.61%		1.64%
Ratio of net investment loss to average net assets	(0.60)%	(0.48)%	(0.41)%	(0.57)%		(0.55)%
Portfolio turnover rate	64.77%	66.72%	94.56%	136.03	%(iii)	136.20	%(iv)

See Notes to Financial Statements.

(i)                 Amount was computed based on average shares outstanding during the period.

(ii)             Amount was less than 0.005% per share.

(iii)         Amount excludes redemption in kind transaction of $294,638,130.

(iv)           Amount excludes redemption in kind transaction of $71,436,408.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Institutional Fund

	Class Y
	Year ended 10/31/2018	From 2/28/2017 (commencement of operations) to 10/31/2017(i)
Net asset value, beginning of period	$34.05	$28.85
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.08	0.02
Net realized and unrealized gain on investments	2.81	5.18
Total from investment operations	2.89	5.20
Distributions from net realized gains	(2.19)	—
Net asset value, end of period	$34.75	$34.05
Total return	8.90%	18.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$166,778	$97,889
Ratio of gross expenses to average net assets	0.83%	0.85%
Ratio of expense reimbursements to average net assets	(0.10)%	(0.10)%
Ratio of net expenses to average net assets	0.73%	0.75%
Ratio of net investment income to average net assets	0.22%	0.10%
Portfolio turnover rate	64.77%	66.72%

See Notes to Financial Statements.

(i)                 Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii)             Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Institutional Fund

	Class Z-2
	Year ended 10/31/2018	Year ended 10/31/2017	From 10/14/2016 (commencement of operations) to 10/31/2016(i)
Net asset value, beginning of period	$34.08	$26.44	$26.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.06	0.07	0.01
Net realized and unrealized gain (loss) on investments	2.79	7.76	(0.24)
Total from investment operations	2.85	7.83	(0.23)
Distributions from net realized gains	(2.19)	(0.19)	—
Net asset value, end of period	$34.74	$34.08	$26.44
Total return	8.80%	29.83%	(0.86)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$463,046	$436,145	$2,212
Ratio of gross expenses to average net assets	0.82%	0.84%	3.11%
Ratio of expense reimbursements to average net assets	— (iii)	—	(2.16)%
Ratio of net expenses to average net assets	0.82%	0.84%	0.95%
Ratio of net investment income to average net assets	0.16%	0.22%	1.29%
Portfolio turnover rate	64.77%	66.72%	94.56%

See Notes to Financial Statements.

(i)                 Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii)             Amount was computed based on average shares outstanding during the period.

(iii)         Amount was less than 0.005% per share.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Focus Equity Fund

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$31.74	$23.95	$24.13	$22.01	$18.69
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.06)	0.01	(0.03)	(0.02)	(0.04)
Net realized and unrealized gain on investments	3.55	7.78	0.12	2.14	3.36
Total from investment operations	3.49	7.79	0.09	2.12	3.32
Distributions from net realized gains	(1.23)	—	(0.27)	—	—
Net asset value, end of period	$34.00	$31.74	$23.95	$24.13	$22.01
Total return(ii)	11.33%	32.53%	0.36%	9.63%	17.76%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$43,621	$23,693	$25,524	$23,961	$5,158
Ratio of gross expenses to average net assets	1.03%	1.11%	1.26%	1.48%	2.38%
Ratio of expense reimbursements to average net assets	—	—	(0.07)%	(0.18)%	(1.08)%
Ratio of net expenses to average net assets	1.03%	1.11%	1.19%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	(0.17)%	0.03%	(0.13)%	(0.08)%	(0.19)%
Portfolio turnover rate	135.54%	98.57%	127.40%	182.58%	153.69%

See Notes to Financial Statements.

(i)                 Amount was computed based on average shares outstanding during the period.

(ii)             Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Focus Equity Fund

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$30.59	$23.27	$23.62	$21.71	$18.58
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.31)	(0.21)	(0.20)	(0.20)	(0.19)
Net realized and unrealized gain on investments	3.42	7.53	0.12	2.11	3.32
Total from investment operations	3.11	7.32	(0.08)	1.91	3.13
Distributions from net realized gains	(1.23)	—	(0.27)	—	—
Net asset value, end of period	$32.47	$30.59	$23.27	$23.62	$21.71
Total return(ii)	10.51%	31.46%	(0.36)%	8.80%	16.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$26,366	$18,660	$12,021	$6,542	$2,635
Ratio of gross expenses to average net assets	1.80%	1.90%	2.03%	2.25%	3.14%
Ratio of expense reimbursements to average net assets	—	—	(0.10)%	(0.20)%	(1.09)%
Ratio of net expenses to average net assets	1.80%	1.90%	1.93%	2.05%	2.05%
Ratio of net investment loss to average net assets	(0.93)%	(0.79)%	(0.87)%	(0.85)%	(0.94)%
Portfolio turnover rate	135.54%	98.57%	127.40%	182.58%	153.69%

See Notes to Financial Statements.

(i)                 Amount was computed based on average shares outstanding during the period.

(ii)             Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Focus Equity Fund

	Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$31.88	$24.06	$24.23	$22.07	$18.72
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.05)	0.01	(0.02)	0.01	(0.01)
Net realized and unrealized gain on investments	3.57	7.81	0.12	2.15	3.36
Total from investment operations	3.52	7.82	0.10	2.16	3.35
Distributions from net realized gains	(1.23)	—	(0.27)	—	—
Net asset value, end of period	$34.17	$31.88	$24.06	$24.23	$22.07
Total return(ii)	11.40%	32.50%	0.40%	9.79%	17.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$37,070	$23,952	$22,527	$24,487	$12,897
Ratio of gross expenses to average net assets	1.02%	1.12%	1.30%	1.49%	2.36%
Ratio of expense reimbursements to average net assets	(0.02)%	—	(0.15)%	(0.34)%	(1.21)%
Ratio of net expenses to average net assets	1.00%	1.12%	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets	(0.13)%	0.02%	(0.09)%	0.03%	(0.04)%
Portfolio turnover rate	135.54%	98.57%	127.40%	182.58%	153.69%

See Notes to Financial Statements.

(i)                 Amount was computed based on average shares outstanding during the period.

(ii)             Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Focus Equity Fund

	Class Y
	Year ended 10/31/2018	From 2/28/2017 (commencement of operations) to 10/31/2017(i)
Net asset value, beginning of period	$32.33	$26.86
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.04	(0.01)
Net realized and unrealized gain on investments	3.65	5.48
Total from investment operations	3.69	5.47
Distributions from net realized gains	(1.23)	—
Net asset value, end of period	$34.79	$32.33
Total return(iii)	11.78%	20.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$57,880	$4,319
Ratio of gross expenses to average net assets	0.70%	1.51%
Ratio of expense reimbursements to average net assets	(0.05)%	(0.86)%
Ratio of net expenses to average net assets	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	0.11%	(0.05)%
Portfolio turnover rate	135.54%	98.57%

See Notes to Financial Statements.

(i)                 Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii)             Amount was computed based on average shares outstanding during the period.

(iii)         Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Focus Equity Fund

	Class Z
	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014
Net asset value, beginning of period	$32.28	$24.30	$24.41	$22.17	$18.75
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.05	0.07	0.03	0.07	0.05
Net realized and unrealized gain on investments	3.63	7.91	0.13	2.17	3.37
Total from investment operations	3.68	7.98	0.16	2.24	3.42
Distributions from net realized gains	(1.23)	—	(0.27)	—	—
Net asset value, end of period	$34.73	$32.28	$24.30	$24.41	$22.17
Total return(ii)	11.74%	32.84%	0.64%	10.10%	18.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$172,900	$61,721	$15,693	$3,683	$1,262
Ratio of gross expenses to average net assets	0.71%	0.84%	1.05%	1.50%	4.78%
Ratio of expense reimbursements to average net assets	(0.02)%	—	(0.12)%	(0.61)%	(3.89)%
Ratio of net expenses to average net assets	0.69%	0.84%	0.93%	0.89%	0.89%
Ratio of net investment income to average net assets	0.15%	0.25%	0.12%	0.30%	0.23%
Portfolio turnover rate	135.54%	98.57%	127.40%	182.58%	153.69%

See Notes to Financial Statements.

(i)    Amount was computed based on average shares outstanding during the period.

(ii)   Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Institutional Fund

	Class I
	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014
Net asset value, beginning of period	$28.65	$21.59	$22.54	$22.18	$19.43
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.25)	(0.13)	(0.05)	(0.13)	(0.07)
Net realized and unrealized gain (loss) on investments	1.80	7.19	(0.90)	0.49	2.82
Total from investment operations	1.55	7.06	(0.95)	0.36	2.75
Net asset value, end of period	$30.20	$28.65	$21.59	$22.54	$22.18
Total return	5.44%	32.70%	(4.21)%	1.62%	14.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$79,954	$85,890	$81,782	$114,984	$132,426
Ratio of gross expenses to average net assets	1.34%	1.28%	1.25%	1.20%	1.30%
Ratio of net expenses to average net assets	1.34%	1.28%	1.25%	1.20%	1.30%
Ratio of net investment loss to average net assets	(0.80)%	(0.50)%	(0.24)%	(0.55)%	(0.32)%
Portfolio turnover rate	127.57%	157.49%	95.75%	120.97%	192.15%

See Notes to Financial Statements.

(i)             Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Institutional Fund

	Class R
	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014
Net asset value, beginning of period	$26.35	$19.96	$20.96	$20.74	$18.26
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.36)	(0.24)	(0.16)	(0.23)	(0.16)
Net realized and unrealized gain (loss) on investments	1.65	6.63	(0.84)	0.45	2.64
Total from investment operations	1.29	6.39	(1.00)	0.22	2.48
Net asset value, end of period	$27.64	$26.35	$19.96	$20.96	$20.74
Total return	4.90%	32.01%	(4.82)%	1.11%	13.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$10,672	$12,943	$13,093	$17,795	$21,953
Ratio of gross expenses to average net assets	1.82%	1.81%	1.82%	1.74%	1.80%
Ratio of net expenses to average net assets	1.82%	1.81%	1.82%	1.74%	1.80%
Ratio of net investment loss to average net assets	(1.28)%	(1.04)%	(0.81)%	(1.08)%	(0.82)%
Portfolio turnover rate	127.57%	157.49%	95.75%	120.97%	192.15%

See Notes to Financial Statements.

(i)             Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Institutional Fund

	Class Z-2
	Year ended 10/31/2018	Year ended 10/31/2017	From 10/14/2016 (commencement of operations) to 10/31/2016(i)
Net asset value, beginning of period	$28.72	$21.59	$21.95
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.17)	(0.08)	0.04
Net realized and unrealized gain (loss) on investments	1.81	7.21	(0.40)
Total from investment operations	1.64	7.13	(0.36)
Net asset value, end of period	$30.36	$28.72	$21.59
Total return	5.74%	33.02%	(1.64)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$11,316	$8,810	$113
Ratio of gross expenses to average net assets	1.08%	1.14%	32.21%
Ratio of expense reimbursements to average net assets	(0.03)%	(0.09)%	(31.16)%
Ratio of net expenses to average net assets	1.05%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets	(0.53)%	(0.31)%	4.35%
Portfolio turnover rate	127.57%	157.49%	95.75%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii)        Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Institutional Fund

	Class I
	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014
Net asset value, beginning of period	$20.52	$14.83	$23.10	$28.14	$33.48
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.22)	(0.14)	(0.10)	(0.20)	(0.20)
Net realized and unrealized gain (loss) on investments	2.81	5.83	(0.54)	0.42	0.60
Total from investment operations	2.59	5.69	(0.64)	0.22	0.40
Distributions from net realized gains	(0.58)	—	(7.63)	(5.26)	(5.74)
Net asset value, end of period	$22.53	$20.52	$14.83	$23.10	$28.14
Total return	12.96%	38.37%	(3.76)%	0.53%	1.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$132,526	$130,527	$129,188	$357,189	$659,692
Ratio of gross expenses to average net assets	1.32%	1.32%	1.28%	1.25%	1.24%
Ratio of net expenses to average net assets	1.32%	1.32%	1.28%	1.25%	1.24%
Ratio of net investment loss to average net assets	(1.00)%	(0.77)%	(0.67)%	(0.80)%	(0.70)%
Portfolio turnover rate	28.20%	29.70%	55.08%	125.72%	84.10%

See Notes to Financial Statements.

(i)             Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Institutional Fund

	Class R
	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014
Net asset value, beginning of period	$17.44	$12.67	$20.92	$26.08	$31.58
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.27)	(0.19)	(0.16)	(0.29)	(0.32)
Net realized and unrealized gain (loss) on investments	2.38	4.96	(0.46)	0.39	0.56
Total from investment operations	2.11	4.77	(0.62)	0.10	0.24
Distributions from net realized gains	(0.58)	—	(7.63)	(5.26)	(5.74)
Net asset value, end of period	$18.97	$17.44	$12.67	$20.92	$26.08
Total return	12.48%	37.65%	(4.22)%	0.02%	0.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$9,238	$11,253	$12,675	$18,577	$31,062
Ratio of gross expenses to average net assets	1.77%	1.82%	1.80%	1.74%	1.72%
Ratio of net expenses to average net assets	1.77%	1.82%	1.80%	1.74%	1.72%
Ratio of net investment loss to average net assets	(1.44)%	(1.27)%	(1.20)%	(1.30)%	(1.18)%
Portfolio turnover rate	28.20%	29.70%	55.08%	125.72%	84.10%

See Notes to Financial Statements.

(i)             Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Institutional Fund

	Class Z-2
	Year ended 10/31/2018	Year ended 10/31/2017	From 8/1/2016 (commencement of operations) to 10/31/2016(i)
Net asset value, beginning of period	$20.60	$14.84	$15.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.15)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	2.83	5.85	(0.48)
Total from investment operations	2.68	5.76	(0.51)
Distributions from net realized gains	(0.58)	—	—
Net asset value, end of period	$22.70	$20.60	$14.84
Total return	13.35%	38.81%	(3.32)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$49,552	$67,268	$41,787
Ratio of gross expenses to average net assets	1.00%	1.03%	1.07%
Ratio of expense reimbursements to average net assets	(0.01)%	(0.04)%	(0.08)%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%
Ratio of net investment loss to average net assets	(0.66)%	(0.51)%	(0.76)%
Portfolio turnover rate	28.20%	29.70%	55.08%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii)        Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Institutional Funds (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board Accounting Standards Codification 946-Financial Services — Investment Companies. The Trust operates as a series company and currently offers an unlimited number of shares of beneficial interest in four funds — Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund (formerly Alger Capital Appreciation Focus Fund), Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A, C, I, R, Y, Z and Z-2. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I, R, Y, Z and Z-2 shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

Alger Capital Appreciation Focus Fund changed its name to Alger Focus Equity Fund effective October 15, 2018.

Effective August 1, 2018, Class C shares will automatically convert to Class A shares on the fifth business day of the month following the tenth anniversary of the purchase date of a shareholder’s Class C shares.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of Trustees (“Board”). Investments are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Standard Time).

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•             Level 1 — quoted prices in active markets for identical investments

•             Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•             Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from the values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Board and comprised of representatives of the Trust’s investment adviser. The Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and the previous day’s price.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.

(c)  Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statements of Operations.

(e)  Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the Fund’s Custodian (“BBH” or the “Custodian”), in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of October 31, 2018.

(f)  Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income, if available, and distributions from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year-end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(g) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the Funds’ tax returns remains open for the tax years 2015-2018. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(i)  Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of normal recurring nature.

(j)  Recent Accounting Pronouncement: On August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years.

Management is currently evaluating the application of ASU 2018-13 and its impact, if any, on the Funds’ financial statements.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended October 31, 2018, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate

Alger Capital Appreciation Institutional Fund(a)	0.81%	0.65%	0.60%	0.55%	0.45%	0.73%

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Focus Equity Fund(c)(d)	0.52%	—	—	—	—	0.52%
Alger Mid Cap Growth Institutional Fund(b)	0.76%	0.70%	—	—	—	0.76%
Alger Small Cap Growth Institutional Fund(b)	0.81%	0.75%	—	—	—	0.81%

(a) Tier 1 rate is paid on assets up to 12 billion, Tier 2 rate is paid on assets between 12 billion and 13 billion, Tier 3 rate is paid on assets between 13 billion and 14 billion, Tier 4 rate is paid on assets between 14 billion and 15 billion, and Tier 5 rate is paid on assets in excess of 15 billion.

(b) Tier 1 rate is paid on assets up to 11 billion and Tier 2 rate is paid on assets in excess of 11 billion.

(c)  Tier 1 rate is paid on all assets.

(d) Prior to January 1, 2018, Alger Focus Equity Fund’s Advisory Fee rate was 0.55%.

Alger Management has established expense caps for several shares classes, effective through February 28, 2019, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, dividend expenses and extraordinary expenses) exceed the rates, based on average daily net assets, listed below.

Alger Management has contractually agreed to reimburse Alger Capital Appreciation Institutional Fund Class Y shares expenses (excluding interest, taxes, brokerage and extraordinary expenses) through February 28, 2019 to the extent necessary to limit the total annual fund operating expenses to the actual investment advisory fee plus incurred custody fee.

										FEES WAIVED / REIMBURSED FOR
										THE YEAR ENDED
	CLASS									OCTOBER 31,
	A	C		I		Y	Z		Z-2	2018
Alger Capital Appreciation Institutional Fund	—	—		—		0.75%	—		0.95%	$126,050
Alger Focus Equity Fund	1.15%	1.95	%*	0.99	%**	0.65%	0.68	%**	—	39,559
Alger Mid Cap Growth Institutional Fund	—	—		—		—	—		1.05%	3,885
Alger Small Cap Growth Institutional Fund	—	—		—		—	—		0.99%	7,111

* Prior to August 30, 2018, the expense cap was 1.90%.

** Prior to January 1, 2018, the expense cap for the Alger Focus Equity Fund Class I was 1.15% and Class Z was 0.95%.

Alger Management may, during the one-year term of the expense reimbursement contract, recoup any expenses waived or reimbursed pursuant to the expense reimbursement contract to the extent that such recoupment would not cause the expense ratio to exceed the lesser of the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment. For the year ended October 31, 2018, the recoupments made by the Alger Focus Equity Fund to the Investment Manager was $1,195. As of October 31, 2018, the total repayments that may potentially be made by the Funds to the Investment Manager for the Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Growth Institutional Fund and Alger Small Cap Growth Institutional Fund are $126,050, $39,559, $3,885 and $7,111, respectively, which will expire February 28, 2019.

In addition to the fee cap, Alger Management voluntarily reduced its advisory fee for the Alger Capital Appreciation Institutional Fund by $111,800 for the year ended October 31, 2018.

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

(c)  Distribution Fees:

Class A Shares: The Trust has adopted a Distribution Plan pursuant to which Class A shares of Alger Focus Equity Fund pays Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the Fund to compensate Alger Inc. for its activities and expenses incurred in distributing and servicing the Class A shares. The fees paid may be more or less than the expenses incurred by Alger Inc.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of Alger Focus Equity Fund pays Alger Inc. a fee at the annual rate of 1% of the average daily net assets of the Class C shares of the Fund to compensate Alger Inc. for its activities and expenses incurred in distributing and servicing the Class C shares. The fees paid may be more or less than the expenses incurred by Alger Inc.

Class R Shares: The Trust has adopted a Distribution Plan pursuant to which Class R shares of each Fund issuing such shares pays Alger Inc. a fee at the annual rate of 0.50% of the respective average daily net assets of the Class R shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing and servicing the Class R shares. The fees paid may be more or less than the expenses incurred by the Distributor.

(d) Sales Charges: Purchases and sales of shares of the Alger Focus Equity Fund may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the year ended October 31, 2018, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger Inc., were as follows:

		CONTINGENT
	INITIAL SALES	DEFERRED SALES
	CHARGES	CHARGES
Alger Focus Equity Fund	$1,362	$2,335

(e)  Brokerage Commissions: During the year ended October 31, 2018, Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund paid Alger Inc. commissions of $371,075, $29,218, $28,193 and $27,094, respectively, in connection with securities transactions.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

(f)  Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of DST Asset Manager Solutions, Inc., the transfer agent, and for other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and Class C shares and 0.01% of their respective average daily net assets of the Class I, Class R, Class Y, Class Z and Class Z-2 shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Trust’s Board of Trustees. For the year ended October 31, 2018, Alger Management charged back to Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund, $1,723,008, $33,417, $60,533 and $92,794, respectively, for these services, which are included in the transfer agent fees and expenses in the accompanying Statements of Operations.

(g) Trustee Fees: From November 1, 2017 through February 28, 2018, each Independent Trustee received a fee of $27,250 for each board meeting attended, to a maximum of $109,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The term “Alger Fund Complex” refers to the Trust, The Alger Funds, The Alger Funds II, The Alger Portfolios and Alger Global Focus Fund, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $26,000 per annum paid pro rata by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $2,500 for each Audit Committee meeting attended to a maximum of $10,000 per annum, paid pro rata by each fund in the Alger Fund Complex.

Effective March 1, 2018, each Independent Trustee receives a fee of $112,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meetings. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $30,000 per annum paid pro rata by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $11,000 per annum, paid pro rata by each fund in the Alger Fund Complex.

(h) Interfund Trades: The Funds engage in purchase and sale transactions with other funds advised by Alger Management. There were no interfund trades during the year ended October 31, 2018.

(i)  Interfund Loans: The Funds may borrow money from other funds advised by Alger Management for temporary or emergency purposes. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding as of October 31, 2018.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

During the year ended October 31, 2018, Alger Capital Appreciation Institutional Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund incurred interest expense of $12,513, $229 and $1,244, respectively, in connection with interfund loans.

(j)  Other Transactions With Affiliates: Certain officers of the Trust are directors and officers of Alger Management and the Distributor. At October 31, 2018, Alger Management and its affiliated entities owned the following shares:

	SHARE CLASS
	A	C	I	Y	Z	Z-2
Alger Capital Appreciation Institutional Fund	—	—	—	370	—	4,030
Alger Focus Equity Fund	7,148	7,161	—	387	36,729	—
Alger Mid Cap Growth Institutional Fund	—	—	—	—	—	4,556
Alger Small Cap Growth Institutional Fund	—	—	—	—	—	6,702

(k)  Shareholder Servicing Fees: The Trust has entered into a shareholder servicing agreement with Alger Inc. whereby Alger Inc. provides Class I shares and Class R shares of the Trust with ongoing servicing of shareholder accounts. As compensation for such services, the Class I shares and Class R shares of each Fund pay Alger Inc. a monthly fee at an annual rate of 0.25% of the value of the average daily net assets of those classes. The fees paid may be more or less than the expenses incurred by the Distributor.

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Funds other than short-term securities for the year ended October 31, 2018:

	PURCHASES	SALES
Alger Capital Appreciation Institutional Fund	$2,343,088,778	$3,013,007,997
Alger Focus Equity Fund	451,445,624	269,650,058
Alger Mid Cap Growth Institutional Fund	138,840,707	147,353,119
Alger Small Cap Growth Institutional Fund	57,715,122	100,289,469

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

NOTE 5 — Borrowing:

The Funds may borrow from the Custodian on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon the London Interbank Offered Rate. The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(i). For the year ended October 31, 2018, the Funds had the following borrowings:

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Capital Appreciation Institutional Fund	$609,913	2.18%
Alger Focus Equity Fund	8,512	3.59
Alger Mid Cap Growth Institutional Fund	16,717	3.18
Alger Small Cap Growth Institutional Fund	62,097	2.67

The highest amount borrowed from the Custodian and other funds during the year ended October 31, 2018, for each Fund was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Institutional Fund	$27,342,195
Alger Focus Equity Fund	410,251
Alger Mid Cap Growth Institutional Fund	1,458,148
Alger Small Cap Growth Institutional Fund	7,284,000

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2018		FOR THE YEAR ENDED OCTOBER 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Institutional Fund
Class I:
Shares sold	10,006,791	$350,703,708	16,153,920	$476,641,428
Dividends reinvested	4,697,031	152,798,034	718,981	19,268,689
Shares redeemed	(21,430,691)	(748,353,052)	(56,847,411)	(1,620,341,276)
Net decrease	(6,726,869)	$(244,851,310)	(39,974,510)	$(1,124,431,159)
Class R:
Shares sold	2,203,506	$69,275,136	3,468,162	$92,794,162
Dividends reinvested	1,485,308	43,341,280	178,580	4,344,841
Shares redeemed	(5,724,494)	(179,622,961)	(6,378,683)	(169,954,336)
Net decrease	(2,035,680)	$(67,006,545)	(2,731,941)	$(72,815,333)
Class Y:
Shares sold	2,298,619	$81,779,555	2,938,772	$94,267,571
Dividends reinvested	182,194	5,946,816	—	—
Shares redeemed	(555,770)	(19,699,293)	(63,899)	(2,091,302)
Net increase	1,925,043	$68,027,078	2,874,873	$92,176,269
Class Z-2:
Shares sold	4,370,312	$155,188,302	17,233,735	$490,233,250
Dividends reinvested	855,586	27,943,443	44,346	1,189,367
Shares redeemed	(4,697,581)	(165,889,348)	(4,562,899)	(139,712,867)
Net increase	528,317	$17,242,397	12,715,182	$351,709,750

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2018		FOR THE YEAR ENDED OCTOBER 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Focus Equity Fund
Class A:
Shares sold	789,769	$27,646,665	238,196	$6,398,589
Shares converted from Class C	754	27,548	—	—
Dividends reinvested	28,879	899,639	—	—
Shares redeemed	(282,909)	(10,026,235)	(557,255)	(14,257,177)
Net increase (decrease)	536,493	$18,547,617	(319,059)	$(7,858,588)
Class C:
Shares sold	279,833	$9,336,518	238,598	$5,944,197
Shares converted to Class A	(788)	(27,548)	—	—
Dividends reinvested	23,852	717,111	—	—
Shares redeemed	(100,961)	(3,310,919)	(145,227)	(3,844,373)
Net increase	201,936	$6,715,162	93,371	$2,099,824
Class I:
Shares sold	566,064	$19,821,622	394,922	$10,973,042
Dividends reinvested	26,742	838,900	—	—
Shares redeemed	(259,288)	(8,876,462)	(579,798)	(15,640,234)
Net increase (decrease)	333,518	$11,784,060	(184,876)	$(4,667,192)
Class Y:
Shares sold	1,588,900	$58,532,409	136,508	$4,223,668
Dividends reinvested	130	4,151	—	—
Shares redeemed	(59,099)	(2,096,059)	(2,934)	(92,002)
Net increase	1,529,931	$56,440,501	133,574	$4,131,666
Class Z:
Shares sold	3,842,417	$139,643,911	1,675,218	$45,981,326
Dividends reinvested	78,423	2,493,828	—	—
Shares redeemed	(854,082)	(30,187,780)	(409,196)	(11,814,488)
Net increase	3,066,758	$111,949,959	1,266,022	$34,166,838

Alger Mid Cap Growth Institutional Fund
Class I:
Shares sold	396,452	$12,232,743	393,700	$9,942,979
Shares redeemed	(746,839)	(23,176,767)	(1,184,092)	(28,871,701)
Net decrease	(350,387)	$(10,944,024)	(790,392)	$(18,928,722)
Class R:
Shares sold	58,079	$1,662,159	102,239	$2,357,701
Shares redeemed	(163,200)	(4,586,117)	(266,903)	(6,180,169)
Net decrease	(105,121)	$(2,923,958)	(164,664)	$(3,822,468)
Class Z-2:
Shares sold	301,202	$9,269,628	336,377	$8,195,951
Shares redeemed	(235,237)	(7,276,787)	(34,849)	(894,948)
Net increase	65,965	$1,992,841	301,528	$7,301,003

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2018		FOR THE YEAR ENDED OCTOBER 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Institutional Fund
Class I:
Shares sold	1,354,745	$30,871,230	1,256,731	$22,874,804
Dividends reinvested	172,670	3,468,935	—	—
Shares redeemed	(2,007,574)	(45,166,047)	(3,607,295)	(61,669,792)
Net decrease	(480,159)	$(10,825,882)	(2,350,564)	$(38,794,988)
Class R:
Shares sold	101,659	$1,928,735	172,015	$2,578,445
Dividends reinvested	20,472	347,611	—	—
Shares redeemed	(280,406)	(5,226,074)	(527,393)	(7,849,419)
Net decrease	(158,275)	$(2,949,728)	(355,378)	$(5,270,974)
Class Z-2:
Shares sold	350,581	$8,089,851	1,507,588	$26,380,218
Dividends reinvested	92,064	1,858,797	—	—
Shares redeemed	(1,525,069)	(34,275,345)	(1,058,368)	(18,691,576)
Net increase (decrease)	(1,082,424)	$(24,326,697)	449,220	$7,688,642

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended October 31, 2018 and the year ended October 31, 2017 were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2018	FOR THE YEAR ENDED OCTOBER 31, 2017
Alger Capital Appreciation Institutional Fund
Distributions paid from:
Ordinary Income	$5,942,808	—
Long-term capital gain	269,430,496	$25,634,655
Total distributions paid	$275,373,304	$25,634,655

Alger Focus Equity Fund
Distributions paid from:
Ordinary Income	$1,047,356	—
Long-term capital gain	5,532,574	—
Total distributions paid	$6,579,930	—

Alger Mid Cap Growth Institutional Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Total distributions paid	—	—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2018	OCTOBER 31, 2017
Alger Small Cap Growth Institutional Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	$5,885,034	—
Total distributions paid	$5,885,034	—

As of October 31, 2018, the components of accumulated gains (losses) on a tax basis were as follows:

Alger Capital Appreciation Institutional Fund
Undistributed ordinary income	—
Undistributed long-term gains	$358,703,754
Net accumulated earnings	358,703,754
Capital loss carryforwards	—
Late year ordinary income losses	(7,187,134)
Net unrealized appreciation	929,846,317
Total accumulated earnings	$1,281,362,937

Alger Focus Equity Fund
Undistributed ordinary income	$1,983,887
Undistributed long-term gains	14,981,712
Net accumulated earnings	16,965,599
Capital loss carryforwards	—
Net unrealized appreciation	12,639,427
Total accumulated earnings	$29,605,026

Alger Mid Cap Growth Institutional Fund
Undistributed ordinary income	$4,357,732
Undistributed long-term gains	2,279,018
Net accumulated earnings	6,636,750
Capital loss carryforwards	—
Net unrealized appreciation	5,587,266
Total accumulated earnings	$12,224,016

Alger Small Cap Growth Institutional Fund
Undistributed ordinary income	—
Undistributed long-term gains	$23,176,792
Net accumulated earnings	23,176,792
Capital loss carryforwards	—
Late year ordinary income losses	(291,375)
Net unrealized appreciation	68,755,027
Total accumulated earnings	$91,640,444

At October 31, 2018 the Funds, for federal income tax purposes, had no capital loss carryforwards.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds will not be subject to expiration.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Fund, resulted in the following reclassifications among the Fund’s components of net assets at October 31, 2018.

The Funds accrue tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax.

Alger Capital Appreciation Institutional Fund
Distributable earnings	$(39,332,755)
Paid-in Capital	$39,332,755

Alger Focus Equity Fund
Distributable earnings	$(1,345,708)
Paid-in Capital	$1,345,708

Alger Mid Cap Growth Institutional Fund
Distributable earnings	$1
Paid-in Capital	$(1)

Alger Small Cap Growth Institutional Fund
Distributable earnings	$2,295,352
Paid-in Capital	$(2,295,352)

NOTE 8 — Fair Value Measurements

The following is a summary of the inputs used as of October 31, 2018, in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Capital Appreciation Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$406,915,513	$406,915,513	—	—
Consumer Discretionary	562,596,334	562,596,334	—	—
Consumer Staples	22,836,510	22,836,510	—	—
Energy	12,383,934	12,383,934	—	—
Financials	119,954,066	119,954,066	—	—
Health Care	694,190,442	694,190,442	—	—
Industrials	203,876,993	203,876,993	—	—
Information Technology	1,095,330,362	1,093,955,939	—	$1,374,423
Materials	88,064,110	88,064,110	—	—
TOTAL COMMON STOCKS	$3,206,148,264	$3,204,773,841	—	$1,374,423
MASTER LIMITED PARTNERSHIP
Financials	9,904,166	9,904,166	—	—
PREFERRED STOCKS
Health Care	1,219,273	—	—	1,219,273
Information Technology	6,335,626	—	—	6,335,626
TOTAL PREFERRED STOCKS	$7,554,899	—	—	$7,554,899
REAL ESTATE INVESTMENT TRUST
Real Estate	43,502,402	43,502,402	—	—
TOTAL INVESTMENTS IN SECURITIES	$3,267,109,731	$3,258,180,409	—	$8,929,322

Alger Focus Equity Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$40,191,496	$40,191,496	—	—
Consumer Discretionary	51,503,239	51,503,239	—	—
Consumer Staples	157,174	157,174	—	—
Financials	5,566,504	5,566,504	—	—
Health Care	64,398,299	64,398,299	—	—
Industrials	21,598,374	21,598,374	—	—
Information Technology	119,797,535	119,797,535	—	—
Materials	6,450,676	6,450,676	—	—
TOTAL COMMON STOCKS	$309,663,297	$309,663,297	—	—
MASTER LIMITED PARTNERSHIP
Financials	696,419	696,419	—	—
PREFERRED STOCKS
Health Care	241,230	—	—	$241,230
REAL ESTATE INVESTMENT TRUST
Real Estate	5,152,711	5,152,711	—	—
TOTAL INVESTMENTS IN SECURITIES	$315,753,657	$315,512,427	—	$241,230

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Institutional
Fund	TOTAL FUND		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$9,048,530		$9,048,530	—	—
Consumer Discretionary	15,577,583		15,577,583	—	—
Consumer Staples	3,071,372		3,071,372	—	—
Financials	4,876,228		4,876,228	—	—
Health Care	25,314,922		25,314,922	—	—
Industrials	13,521,754		13,521,754	—	—
Information Technology	25,640,575		25,569,125	—	$71,450
Materials	509,862		509,862	—	—
TOTAL COMMON STOCKS	$97,560,826		$97,489,376	—	$71,450
PREFERRED STOCKS
Health Care	604,129		—	—	604,129
Information Technology	291,381		—	—	291,381
TOTAL PREFERRED STOCKS	$895,510		—	—	$895,510
REAL ESTATE INVESTMENT TRUST
Real Estate	2,677,810		2,677,810	—	—
RIGHTS
Health Care	1,190,838		—	—	1,190,838
SPECIAL PURPOSE VEHICLE
Financials	—	*	—	—	—	*
TOTAL INVESTMENTS IN SECURITIES	$102,324,984		$100,167,186	—	$2,157,798

Alger Small Cap Growth
Institutional Fund	TOTAL FUND		LEVEL 1	LEVEL 2		LEVEL 3
COMMON STOCKS
Communication Services	$9,713,347		$9,713,347	—		—
Consumer Discretionary	19,144,169		19,144,169	—		—
Consumer Staples	1,510,336		1,510,336	—		—
Energy	1,460,410		1,460,410	—		—
Financials	4,270,016		4,270,016	—		—
Health Care	83,147,026		83,147,026	—		—
Industrials	9,073,791		9,073,791	—		—
Information Technology	54,563,429		54,563,429	—		—
Materials	3,294,701		3,294,701	—		—
TOTAL COMMON STOCKS	$186,177,225		$186,177,225	—		—
PREFERRED STOCKS
Health Care	868,765		—	—		$868,765
REAL ESTATE INVESTMENT TRUST
Real Estate	1,426,191		1,426,191	—		—
RIGHTS
Health Care	1,488,264	**	—	—	**	1,488,264
SPECIAL PURPOSE VEHICLE
Financials	—	*	—	—		—	*
TOTAL INVESTMENTS IN SECURITIES	$189,960,445		$187,603,416	—		$2,357,029

*Alger Small Cap Growth Institutional Fund’s holding of JS Kred SPV I, LLC. shares are classified as a Level 3 investment and fair valued at zero as of October 31, 2018.

**Alger Small Cap Growth Institutional Fund’s holding of Neuralstem Inc. rights is classified as a Level 2 investment and fair valued at zero as of October 31, 2018.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Institutional Fund	Common Stocks
Opening balance at November 1, 2017	$1,374,423	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(36,151)
Included in net change in unrealized appreciation (depreciation) on investments	36,151
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	1,374,423
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$—

Alger Capital Appreciation Institutional Fund	Corporate Bonds
Opening balance at November 1, 2017	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(575)
Included in net change in unrealized appreciation (depreciation) on investments	575
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$—

Alger Capital Appreciation Institutional Fund	Preferred Stocks
Opening balance at November 1, 2017	$12,747,973 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(2,359,928)
Included in net change in unrealized appreciation (depreciation) on investments	(2,833,146)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	7,554,899
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$(5,193,074)

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Institutional Fund	Warrants
Opening balance at November 1, 2017	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(574,087)
Included in net change in unrealized appreciation (depreciation) on investments	574,087
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Focus Equity Fund	Preferred Stocks
Opening balance at November 1, 2017	$239,694
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	1,536
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	241,230
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$1,536

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Common Stocks
Opening balance at November 1, 2017	$71,450	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(2,590)
Included in net change in unrealized appreciation (depreciation) on investments	2,590
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	71,450
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$—

Alger Mid Cap Growth Institutional Fund	Corporate Bonds
Opening balance at November 1, 2017	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(17)
Included in net change in unrealized appreciation (depreciation) on investments	17
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$—

Alger Mid Cap Growth Institutional Fund	Preferred Stocks
Opening balance at November 1, 2017	$1,283,070 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(155,739)
Included in net change in unrealized appreciation (depreciation) on investments	(195,510)
Purchases and sales
Purchases	—
Sales	(36,311)
Closing balance at October 31, 2018	895,510
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$(349,598)

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Rights
Opening balance at November 1, 2017	$1,207,798
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(16,960)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	1,190,838
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$(16,960)

	Special Purpose
Alger Mid Cap Growth Institutional Fund	Vehicle
Opening balance at November 1, 2017	$290,165
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(290,165)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	0	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$(290,165)

Alger Mid Cap Growth Institutional Fund	Warrants
Opening balance at November 1, 2017	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(17,111)
Included in net change in unrealized appreciation (depreciation) on investments	17,111
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Institutional Fund	Preferred Stocks
Opening balance at November 1, 2017	$2,784,079
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(1,915,314)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	868,765
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$(1,915,314)

Alger Small Cap Growth Institutional Fund	Rights
Opening balance at November 1, 2017	$1,570,945
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	86,600
Included in net change in unrealized appreciation (depreciation) on investments	(82,681)
Purchases and sales
Purchases	—
Sales	(86,600)
Closing balance at October 31, 2018	1,488,264
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$(21,195)

	Special Purpose
Alger Small Cap Growth Institutional Fund	Vehicle
Opening balance at November 1, 2017	$935,742
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(935,742)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2018	0	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2018	$(935,742)

* Includes securities that are fair valued at zero.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of October 31, 2018. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to our fair value measurements.

	Fair Value October 31, 2018	Valuation Methodology	Unobservable Input	Input/Range	Weighted Average Inputs
Alger Capital Appreciation InstitutionalFund
Common Stocks	$1,374,423	Market	Transaction Price	N/A*	N/A
		Approach
Preferred Stocks	7,554,899	Market	Time to Exit	3 years	N/A
		Approach	Volatility	72%	N/A
			Market	N/A*	N/A
			Quotation
Alger Focus Equity Fund
Preferred Stocks	$241,230	Income	Discount Rate	46.5%-51.5%	N/A
		Approach
Alger Mid Cap Growth Institutional Fund
Common Stocks	$71,450	Market	Transaction Price	N/A*	N/A
		Approach
Preferred Stocks	521,268	Income	Discount Rate	46.5%-51.5%	N/A
		Approach
Preferred Stocks	374,242	Market	Time to Exit	3 years	N/A
		Approach	Volatility	72%	N/A
			Market	N/A*	N/A
			Quotation
Rights	1,190,838	Income	Discount Rate	6.07%-25.71%	N/A
		Approach
Special Purpose Vehicle	0	Market	Revenue Multiple	4.55x-5.05x	N/A
		Approach
Alger Small Cap Growth Institutional Fund
Preferred Stocks	$418,446	Income	Discount Rate	46.5%-51.5%	N/A
		Approach
Preferred Stocks	450,319	Market	Time to Exit	3 years	N/A
		Approach	Volatility	72%	N/A
Rights	1,488,264	Income	Discount Rate	6.07%-25.71%	N/A
		Approach
Special Purpose Vehicle	0	Market	Revenue Multiple	4.55x-5.05x	N/A
		Approach

* The Fund utilized a market approach to fair value this security. The significant unobservable input used in the valuation model was a private sale available to the Fund at October 31, 2018.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements than those noted in the table above.

As of October 31, 2018, there were no transfers of securities between Level 1 and Level 2.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of October 31, 2018, such assets are categorized within the disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash and Cash equivalents:
Alger Capital Appreciation Institutional Fund	$256,970,340	—	$256,970,340	—
Alger Focus Equity Fund	28,193,760	—	28,193,760	—
Alger Mid Cap Growth Institutional Fund	1,396,806	—	1,396,806	—
Alger Small Cap Growth Institutional Fund	1,826,910	—	1,826,910	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options— The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indexes. The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time. The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

The Funds’ option contracts were not subject to any rights of offset with any counterparty. All of the Funds’ options were exchange traded which utilize a clearing house that acts as

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract. There were no open derivative instruments throughout the year or as of October 31, 2018.

NOTE 10 — Principal Risks:

Alger Capital Appreciation Institutional Fund — Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies.

Alger Focus Equity Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Mid Cap Growth Institutional Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity.

Alger Small Cap Growth Institutional Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 11 — Affiliated Securities:

The issuers of the securities listed below are deemed to be affiliates of the Funds because the Funds or their affiliates owned 5% or more of the issuer’s voting securities during all or part of the year ended October 31, 2018. Purchase and sale transactions and dividend income earned during the year were as follows:

								Net Increase
	Shares/				Shares/			(Decrease)
	Par at				Par at			in	Value at
	October 31,	Purchases/	Sales/		October 31,	Interest	Realized	Unrealized	October 31,
Security	2017	Conversion	Conversion		2018	Income	Gain (Loss)	App(Dep)	2018
Alger Capital Appreciation Institutional Fund
Common Stocks
Choicestream, Inc.*	124,658	—	(124,658	)*	—	—	$(36,151)	$36,151	—
Preferred Stocks
Choicestream, Inc., Series A*	1,074,935	—	(1,074,935	)*	—	—	(859,605)	859,605	—
Choicestream, Inc., Series B*	2,500,538	—	(2,500,538	)*	—	—	(1,500,323)	1,500,323	—
Warrants
Choicestream, Inc., 6/22/26*	574,662	—	(574,662	)*	—	—	(574,087)	574,087	—
Corporate Bonds Choicestream, Inc., 11.00%, 8/05/18*	574,662	—	(574,622	)*	—	—	(575)	575	—
Total						—	$(2,970,741)	$2,970,741	—

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at			in	Value at
	October 31,	Purchases/	Sales/	October 31,	Interest	Realized	Unrealized	October 31,
Security	2017	Conversion	Conversion	2018	Income	Gain (Loss)	App(Dep)	2018
Alger Focus Equity Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	76,825	—	—	76,825	—	—	$1,536	$241,230
Total					—	—	$1,536	$241,230

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

								Net Increase
	Shares/				Shares/			(Decrease)
	Par at				Par at			in	Value at
	October 31,	Purchases/	Sales/		October 31,	Interest	Realized	Unrealized	October 31,
Security	2017	Conversion	Conversion		2018	Income	Gain (Loss)	App(Dep)	2018
Alger Mid Cap Growth Institutional Fund
Common Stocks
Choicestream, Inc.*	8,930	—	(8,930	)*	—	$—	(2,590)	$2,590	—
Preferred Stocks
Choicestream, Inc., Series A*	77,008	—	(77,008	)*	—	—	(61,582)	61,582	—
Choicestream, Inc., Series B*	144,793	—	(144,793	)*	—	—	(86,876)	86,876	—
Prosetta Biosciences, Inc., Series D	166,009	—	—		166,009	—	—	3,320	$521,268
Warrants
Choicestream, Inc., 6/22/26*	17,128	—	(17,128	)*	—	—	(17,111)	17,111	—
Corporate Bonds
Choicestream, Inc.*	17,128	—	(17,128	)*	—	—	(17)	17	—
Total						—	$(168,176)	$171,496	$521,268

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at			in	Value at
	October 31,	Purchases/	Sales/	October 31,	Interest	Realized	Unrealized	October 31,
Security	2017	Conversion	Conversion	2018	Income	Gain (Loss)	App(Dep)	2018
Alger Small Cap Growth Institutional Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	133,263	—		133,263	—		$2,665	$418,446
Total					—		$2,665	$418,446

* The position was deemed worthless and written off due to the company being dissolved on December 20, 2017.

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to October 31, 2018, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of The Alger Institutional Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of The Alger Institutional Funds comprised of the Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund (formerly Alger Capital Appreciation Focus Fund), Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund (collectively, the “Funds”), including the schedules of investments, as of October 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting The Alger Institutional Funds as of October 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers;

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP
New York, New York
December 21, 2018

We have served as the auditor of one or more investment companies within the group of investment companies since 2009.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2018 and ending October 31, 2018.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Six Months Ended October 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During the Six Months Ended October 31, 2018(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2018(b)
Alger Capital Appreciation Institutional Fund
Class I	Actual	$1,000.00	$1,020.40	$5.86	1.15%
	Hypothetical(c)	1,000.00	1,019.41	5.85	1.15
Class R	Actual	1,000.00	1,018.20	8.09	1.59
	Hypothetical(c)	1,000.00	1,017.19	8.08	1.59
Class Y	Actual	1,000.00	1,022.70	3.72	0.73
	Hypothetical(c)	1,000.00	1,021.53	3.72	0.73
Class Z-2	Actual	1,000.00	1,022.10	4.18	0.82
	Hypothetical(c)	1,000.00	1,021.07	4.18	0.82

Alger Focus Equity Fund
Class A	Actual	$1,000.00	$970.90	$5.12	1.03%
	Hypothetical(c)	1,000.00	1,020.01	5.24	1.03
Class C	Actual	1,000.00	1,010.70	9.12	1.80
	Hypothetical(c)	1,000.00	1,016.13	9.15	1.80
Class I	Actual	1,000.00	1,024.90	5.10	1.00
	Hypothetical(c)	1,000.00	1,020.16	5.09	1.00
Class Y	Actual	1,000.00	1,026.50	3.32	0.65
	Hypothetical(c)	1,000.00	1,021.93	3.31	0.65
Class Z	Actual	1,000.00	1,026.60	3.52	0.69
	Hypothetical(c)	1,000.00	1,021.73	3.52	0.69

Alger Mid Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,019.20	$6.82	1.34%
	Hypothetical(c)	1,000.00	1,018.45	6.82	1.34
Class R	Actual	1,000.00	1,016.50	9.25	1.82
	Hypothetical(c)	1,000.00	1,016.03	9.25	1.82
Class Z-2	Actual	1,000.00	1,020.50	5.35	1.05
	Hypothetical(c)	1,000.00	1,019.91	5.35	1.05

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During the Six Months Ended October 31, 2018(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2018(b)
Alger Small Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,060.20	$6.85	1.32%
	Hypothetical(c)	1,000.00	1,018.55	6.72	1.32
Class R	Actual	1,000.00	1,058.60	9.18	1.77
	Hypothetical(c)	1,000.00	1,016.28	9.00	1.77
Class Z-2	Actual	1,000.00	1,062.20	5.15	0.99
	Hypothetical(c)	1,000.00	1,020.21	5.04	0.99

(a)         Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)         Annualized.

(c)          5% annual return before expenses.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Tax information

Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund and Alger Small Cap Growth Institutional Fund designate $269,430,496, $5,532,574 and $5,885,034, respectively, as approximate amounts of capital gain dividend for the purpose of dividends paid deduction.

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2018, 100% and 77.25% of Alger Capital Appreciation Institutional Fund’s and Alger Focus Equity Fund’s dividends, respectively, qualified for the dividends deduction for corporations. For the year ended October 31, 2018, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, 100% of Alger Capital Appreciation Institutional Fund’s and Alger Focus Equity Fund’s dividends may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns. Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2018. Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2019. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Trust

Information about the trustees and officers of the Trust is set forth below. In the table the term “Alger Fund Complex” refers to the Trust, The Alger Portfolios, The Alger Global Focus Fund, The Alger Funds and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”). Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year. Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY 10010.

Additional information regarding the Trustees and Officers of the Trust is available in the Trust’s Statement of Additional Information.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number of Funds in the
			Alger Fund
		Trustee and/or	Complex which are
Name, Age, Position		Officer	Overseen
with the Fund	Principal Occupations	Since	by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (57)	Director of Development, Pennsylvania Ballet 2004-2013; Associate Director of Development, College of Arts and Science and Graduate School, University of Virginia 1999-2003.	2003	26
NON-INTERESTED TRUSTEES

Charles F. Baird, Jr. (65)	Managing Director of North Castle Partners, a private equity securities group; Chairman of Elizabeth Arden Red Door Spas and Barry’s Bootcamp, former Chairman of Cascade Helmets, gloProfessional (makeup and skincare business), Contigo (manufacturer of mugs and water bottles), and International Fitness.	2000	26
Roger P. Cheever (73)	Associate Vice President for Principal Gifts and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	26
Stephen E. O’Neil (85)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	26
David Rosenberg (56)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	26
Nathan E. Saint-Amand M.D. (80)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	26

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Trust because of her affiliations with Alger Management. No Trustee is a director of any public company except as indicated under “Principal Occupations”.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
OFFICERS

Hal Liebes (54) President	Executive Vice President, Chief Operating Officer and Secretary of Alger Management and Alger Inc.; Director since 2006 of Alger Management, Alger Inc. and Analyst Resources, Inc.	2005	N/A
Tina Payne (44) Secretary, Chief Compliance Officer	Senior Vice President, General Counsel and Chief Compliance Officer of Alger Management since 2017. Formerly, Senior Vice President and Associate General Counsel, Cohen & Steers Capital Management, from 2007 to 2017	2017	N/A
Michael D. Martins (53) Treasurer	Senior Vice President of Alger Management.	2005	N/A
Anthony S. Caputo (63) Assistant Treasurer	Vice President of Alger Management.	2007	N/A
Sergio M. Pavone (57) Assistant Treasurer	Vice President of Alger Management.	2007	N/A
Christopher E. Ullman (33) Assistant Secretary	Associate Counsel of Alger Management since 2016. Formerly, Associate, Legal and Compliance, BlackRock from 2015 to 2016; Compliance Associate, Bridgewater Associates, from 2013 to 2014; and full-time student from 2010 to 2013.	2016	N/A

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Investment Management Agreement Renewal and Approval

At an in-person meeting held on September 17, 2018 (Meeting), the Board of Trustees (Board) of The Alger Institutional Funds (Trust), including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (Independent Trustees), reviewed and approved the continuance of the investment advisory agreement between Fred Alger Management, Inc. (Fred Alger Management) and the Trust, on behalf of each Fund (the Management Agreement), for an additional one-year period. The Independent Trustees received advice from, and met separately with, Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement. The Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed request for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. The materials for the Meeting included a presentation and analysis of the Funds and the Manager’s services by FUSE Research Network LLC (FUSE), an independent consulting firm that has no material relationship with the Trustees, the Manager or any of its affiliates. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred among themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized; (iv) the extent to which economies of scale are realized as a Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of the Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the professional personnel who perform services for a Fund; the structure of investment professional compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

on fees and payments to intermediaries for transfer agency or shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and the range of management fees charged by the Manager and its affiliates to other funds and accounts, including management’s explanation of differences among accounts where relevant. The Board noted Fred Alger Management’s history of expertise in the “growth” style of investment management and management’s ongoing efforts to develop strategies and adjust portfolios to express conviction in portfolio investments, and to address areas of heightened concern in the mutual fund industry, such as liquidity risk as well as market conditions. The Board noted the length of time the Manager had provided services as an investment adviser to each Fund and also noted FUSE’s analysis that successful flagship offerings should sustain growth and maintain interest in the Manager’s investment capabilities.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a Fund that is part of the Alger family of funds. The Board noted the financial position of the Manager and its commitment to the mutual fund business as evidenced by its work to increase the number of offerings in focused strategies. The Board also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Funds’ affairs are provided separately under a Fund Administration Agreement and a Shareholder Administrative Services Agreement with Fred Alger Management.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods. The Board considered the performance returns for each Fund in comparison to the performance returns of a universe of mutual funds deemed comparable to the Fund based on various investment, operational, and pricing characteristics (Peer Universe), a group of mutual funds from within such Peer Universe deemed comparable to the Fund based primarily on investment strategy similarity (Peer Group), each as selected by FUSE, as well as the Fund’s benchmark index. Class I shares were used as the representative share class for each Fund’s performance results. It was noted that each class of a Fund would have substantially similar returns because the shares are invested in the same portfolio of securities and the returns would differ only to the extent that the classes do not have the same expenses. The Board received a description of the methodology FUSE used to select the mutual funds included in a Peer Universe and Peer Group.

The Board also reviewed and considered Fund performance reports provided and discussions that occurred with investment personnel at Board meetings throughout the year. As had been the practice at every quarterly meeting of Trustees throughout the year, representatives of the Manager discussed with the Trustees the recent performance of each Fund and the measures that the firm was in the process of instituting, or had instituted, to improve the performance of those Funds that had consistently underperformed. In

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

expanding orally on the written materials they had provided to the Trustees, the FUSE representatives commented further on the performance of the various Funds.

A summary of each Fund’s performance results is below.

Alger Capital Appreciation Institutional Fund - The Peer Group for this Fund consisted of the Fund and 14 other large cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other large growth funds. The Board noted that the Fund’s annualized total return for the one-, five-, and 10-year periods outperformed the median of its Peer Group, and for the three-year period underperformed the median of its Peer Group. The Board noted that the Fund’s annualized total return for the one-, three-, five-, and 10-year periods outperformed the 50th percentile of its Peer Universe. The Board concluded that the Fund’s performance was acceptable.

Alger Focus Equity Fund - The Peer Group for this Fund consisted of the Fund and 15 other large cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other large cap growth funds. The Board noted that the Fund’s annualized total return for the one-, three-, five-, and 10-year periods outperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-, three-, and five-year periods outperformed the 50th percentile of its Peer Universe, and for the 10-year period underperformed the 50th percentile of its Peer Universe. The Board noted that the Fund’s rank within its Peer Universe for the 10-year period was 41/78. The Board concluded that the Fund’s performance was acceptable.

Alger Mid Cap Growth Institutional Fund - The Peer Group for this Fund consisted of the Fund and 15 other mid cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other mid cap growth funds. The Board noted that the Fund’s annualized total return for the one-, three- and five-year periods outperformed the median of its Peer Group, and for the 10-year period underperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one- and five-year periods outperformed the 50th percentile of its Peer Universe, and for the three- and 10-year periods underperformed the 50th percentile of its Peer Universe. The Board noted that a new portfolio manager had been added to the Fund in January 2018. The Board concluded that the Fund’s performance was acceptable, noting the Fund’s absolute and relative outperformance for the one-year period.

Alger Small Cap Growth Institutional Fund — The Peer Group for this Fund consisted of the Fund and 15 other small cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other small cap growth funds. The Board noted that the Fund’s annualized total return for the one-, three-, and 10-year periods outperformed the median of its Peer Group, and for the five-year period underperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one- and three-year periods outperformed the 50th percentile of its Peer Universe, and for the five- and 10-year periods underperformed the 50th percentile of its Peer Universe. The Board concluded that the Fund’s performance was acceptable, noting the Fund’s recent near-term performance improvements.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s total expense ratio and its various components, including, as applicable, management fees, operating expenses, and Rule 12b-1 fees. The Board considered the total net expense ratio and, separately, the contractual management fee rate without the effect of fee waivers or expense reimbursements, if any (Management Rate), of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of the Fund’s Peer Group. FUSE fee data is based upon information taken from each Peer Group fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by FUSE to be an appropriate measure of comparative fees and expenses. The FUSE Management Rate includes administrative charges, and the total net expense ratio, for comparative consistency, was shown for Class I shares of each Fund and for similarly structured share classes for funds in the Peer Group with multiple classes of shares. The Board received a description of the methodology used by FUSE to select the mutual funds included in a Peer Group.

The Board noted that the Management Rate and total net expense ratio for Alger Capital Appreciation Institutional Fund were above the medians of the Peer Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

The Board noted that the Management Rates for the Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund were below the medians of their respective Peer Group and the total net expense ratios for such Funds were at or above the medians of their respective Peer Group. The Board also noted that the Alger Focus Equity Fund’s total net expense ratio reflected a fee waiver from management. The Board concluded that the Management Rates charged to such Funds are reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by Fred Alger Management and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis that addresses the overall profitability, as well as the profits, of Fred Alger Management and its affiliates in providing investment management and other services to each Fund during the year ended June 30, 2018. The Board also reviewed the profitability methodology and the changes thereto, noting that management attempts to apply its methods consistently from year to year.

The Board noted that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures related to additional regulatory and compliance requirements resulting from recent SEC and other regulatory developments.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. The Board noted the existence of management fee breakpoints for Alger Capital Appreciation Institutional Fund, Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund, which operate to share economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that the overall size of Fred Alger Management allows it to realize other economies of scale, such as with office space, purchases of technology, and other general business expenses. The Board concluded that for each Fund, to the extent economies of scale may be realized by Fred Alger Management and its affiliates, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•                 Social Security number and

•                 Account balances and

•                 Transaction history and

•                 Purchase history and

•                 Assets

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?

•  Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

•    Open an account or

•    Make deposits or withdrawals from your account or

•    Give us your contact information or

•    Provide account information or

•    Pay us by check.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes — information about your credit worthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•              Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarter. The Funds’ Forms N-CSR and N-Q are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www. alger.com and through other marketing communications (including printed advertising/ sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Funds’ Chief Compliance Officer, President, Secretary or Assistant Secretary.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Investment Manager may, upon request, make additional statistical information available regarding the Funds. Such information will include, but not be limited to, relative weightings and characteristics of a Fund’s portfolio versus its peers or an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Funds at (800) 9923863 to obtain such information.

THE ALGER INSTITUTIONAL FUNDS

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219432

Kansas City, MO 64121-9432

Custodian

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

This report is submitted for the general information of the shareholders of The Alger Institutional Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

AIFAR

ITEM 2.  CODE OF ETHICS.

(a)         The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)           The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee — i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

October 31, 2018	$138,400
October 31, 2017	$137,500

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2018	$19,800
October 31, 2017	$19,400

d) All Other Fees:

October 31, 2018	$7,888
October 31, 2017	$7,808

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2018	$232,868, €94,474
October 31, 2017	$224,414, €94,197

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

(a)         A Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Institutional Funds

By:	/s/Hal Liebes

Hal Liebes

President

Date: December 20, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes

Hal Liebes

President

Date: December 20, 2018

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: December 20, 2018